As filed with the Securities and Exchange Commission on November 16, 1998

                                             1933 Act Registration No. 33-32476
                                             1940 Act Registration No. 811-5970

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE  SECURITIES ACT OF 1933

         Pre-Effective Amendment No.
                                     ---------

         Post-Effective Amendment No.     9
                                     ---------
                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.     10
                        ---------

                               CASH ACCOUNT TRUST
                               ------------------
               (Exact name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000

             Philip J. Collora, Vice President and Secretary                                With a copy to:
                           Cash Account Trust                                              Cathy G. O'Kelly
                        222 South Riverside Plaza                                           David A. Sturms
                         Chicago, Illinois 60606                                   Vedder, Price, Kaufman & Kammholz
                 (Name and Address of Agent for Service)                               222 North LaSalle Street
                                                                                        Chicago, Illinois 60601

         It is proposed that this filing will become effective

                    Immediately upon filing pursuant to paragraph (b)
           --------

                    on _________________ pursuant to paragraph (b)
           --------

                    60 days after filing pursuant to paragraph (a)(i)
           --------

              X     on January 15, 1999 pursuant to paragraph (a)(i)
           --------

                    75 days after filing pursuant to paragraph (a)(ii)
           --------

                    on ________________________ pursuant to paragraph (a)(ii) of
           -------- Rule 485

If appropriate, check the following:

                    this post-effective amendment designates a new effective -------- date for a previously filed post-Effective amendment

                               CASH ACCOUNT TRUST

                              CROSS-REFERENCE SHEET
                       BETWEEN ITEMS ENUMERATED IN PART A
                           OF FORM N-1A AND PROSPECTUS



      Item No.         Item Caption                     Prospectus Caption
      --------         ------------                     ------------------

         1.            Cover Page                       COVER PAGE

         2.            Synopsis                         Summary; Summary of Expenses

         3.            Condensed Financial              Financial Highlights; Performance
                       Information

         4.            General Description of           Investment Objectives, Policies and Risk Factors; Capital
                       Registrant                       Structure

         5.            Management of the Fund           Investment Manager and Shareholder Services

        5A.            Management's Discussion of       Inapplicable
                       Fund Performance

         6.            Capital Stock and Other          Purchase of Shares; Dividends and Taxes; Capital Structure
                       Securities

         7.            Purchase of Securities Being     Purchase of Shares; Net Asset Value; Investment Manager and
                       Offered                          Shareholder Services; Special Features

         8.            Redemption or Repurchase         Redemption of Shares; Special Features

         9.            Pending Legal Proceedings        Inapplicable


                            Cross Reference - Page 1



                               CASH ACCOUNT TRUST

                              CROSS-REFERENCE SHEET
                       BETWEEN ITEMS ENUMERATED IN PART B
              OF FORM N-1A AND STATEMENT OF ADDITIONAL INFORMATION


                                                        Caption in Statement
      Item No.         Item Caption                     of Additional Information
      --------         ------------                     -------------------------

        10.            Cover Page                       COVER PAGE

        11.            Table of Contents                Table of Contents

        12.            General Information and          Inapplicable
                       History

        13.            Investment Objectives and        Investment Restrictions; Municipal Securities;
                       Policies                         Appendix--Ratings of Investments

        14.            Management of the Fund           Investment Manager and Shareholder Services; Officers and
                                                        Trustees

        15.            Control Persons and Principal    Officers and Trustees
                       Holders of Securities

        16.            Investment Advisory and Other    Investment Manager and Shareholder Services; Officers and
                       Services                         Trustees

        17.            Brokerage Allocation and         Portfolio Transactions
                       Other Practices

        18.            Capital Stock and Other          Shareholder Rights
                       Securities

        19.            Purchase, Redemption and         Purchase and Redemption of Shares; Dividends, Net Asset Value
                       Pricing of Securities Being      and Taxes
                       Offered

        20.            Tax Status                       Dividends, Net Asset Value and Taxes

        21.            Underwriters                     Investment Manager and Shareholder Services

        22.            Calculation of Performance       Performance
                       Data

        23.            Financial Statements             Financial Statements

                            Cross Reference - Page 2

Cash Account Trust
222 South Riverside Plaza
Chicago, Illinois 60606

                                TABLE OF CONTENTS
SUMMARY....................................................................3
SUMMARY OF EXPENSES........................................................4
FINANCIAL HIGHLIGHTS.......................................................5
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS...........................6
NET ASSET VALUE...........................................................11
PURCHASE OF SHARES........................................................12
REDEMPTION OF SHARES......................................................13
SPECIAL FEATURES..........................................................15
DIVIDENDS AND TAXES.......................................................15
INVESTMENT MANAGER AND SHAREHOLDER SERVICES...............................16
PERFORMANCE...............................................................19
CAPITAL STRUCTURE.........................................................19

Cash
Account
Trust



PROSPECTUS January 15, 1999


CASH ACCOUNT TRUST
222 South Riverside Plaza, Chicago, Illinois 60606 1-800-231-8568.


This prospectus contains information about the Service shares ("Shares") of each of the Money Market Portfolio, Government Portfolio and Tax-Exempt Portfolio offered by Cash Account Trust (the "Fund") that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information dated January 15, 1999 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Fund at the address or telephone number on this cover or the firm from which this prospectus was received.

The Fund offers a choice of investment portfolios and is designed for investors who seek maximum current income to the extent consistent with stability of capital. Each Portfolio invests exclusively in high quality money market instruments.


An investment in the Fund is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and is not a deposit or obligation of, or guaranteed or endorsed by, any bank. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CASH ACCOUNT TRUST
222 South Riverside Plaza, Chicago, Illinois 60606, Telephone 1-800-231-8568

SUMMARY

Investment Objectives. Cash Account Trust (the "Fund") is an open-end diversified management investment company. The Fund currently offers a choice of three investment portfolios ("Portfolios"). Each Portfolio invests in a portfolio of high quality short-term money market instruments consistent with its specific objective. The Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital from a portfolio primarily of commercial paper and bank obligations. The Government Securities Portfolio seeks maximum current income to the extent consistent with stability of capital from a portfolio of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Tax-Exempt Portfolio seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital from a portfolio of municipal securities. Each Portfolio may use a variety of investment techniques, including the purchase of repurchase agreements and variable rate securities. Each Portfolio seeks to maintain a net asset value of $1.00 per share. There is no assurance that the objective of any Portfolio will be achieved or that any Portfolio will be able to maintain a net asset value of $1.00 per share. See "Investment Objectives, Policies and Risk Factors."


Investment Manager and Shareholder Services. Scudder Kemper Investments, Inc. (the "Adviser") is the investment manager for the Fund and provides the Fund with continuous professional investment supervision. The Adviser is paid a monthly investment management fee on a graduated basis ranging from 1/12 of 0.22% of the first $500 million of combined average daily net assets of all Portfolios of the Fund to 0.15% of the combined average daily net assets of all Portfolios of the Fund over $3 billion. Kemper Distributors, Inc. ("KDI"), an affiliate of the Adviser, is the primary administrator, distributor and principal underwriter of the Fund and, as such, provides information and services for existing and potential shareholders and acts as agent of the Fund in the sale of its shares. KDI receives a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the Shares of the Money Market and Government Securities Portfolios and 0.50% of average daily net assets of the Shares of the Tax-Exempt Portfolio. As distributor, KDI normally pays financial services firms that provide cash management and other services for their customers at an annual rate of 0.60% of average daily net assets attributable to the Shares of those accounts in the Money Market and Government Securities Portfolios that they service and 0.50% of average daily net assets attributable to the Shares of those accounts in the Tax-Exempt Portfolio that they maintain and service. See "Investment Manager and Shareholder Services."


Purchases and Redemptions. Shares of each Portfolio are available at net asset value through selected financial services firms. The minimum initial investment for each Portfolio is $1,000 and the minimum subsequent investment is $100. See "Purchase of Shares." Shares may be redeemed at the net asset value next determined after receipt by the Fund's Shareholder Service Agent of a request to redeem in proper form. Shares may be redeemed by written request or by using one of the Fund's expedited redemption procedures. See "Redemption of Shares."


Dividends. Dividends are declared daily and paid monthly. Dividends are automatically reinvested in additional Shares of the same Portfolio, unless the shareholder makes a different election. See "Dividends and Taxes."


General Information and Capital. The Fund is organized as a business trust under the laws of Massachusetts and may issue an unlimited number of shares of beneficial interest. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings; but will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. See "Capital Structure."

SUMMARY OF EXPENSES


This information is designed to help you understand the various costs and expenses of investing in the Shares of each of the Money Market Portfolio, Government Portfolio and Tax-Exempt Portfolio. *


Shareholder Transaction Expenses(1).........................................None


Annual Fund Operating Expenses                                          Money Market          Government         Tax-Exempt
(after fee waiver and expense absorption)                                Portfolio       Securities Portfolio     Portfolio
(as a percentage of average net assets)                                  ---------       --------------------     ---------

Management Fees....................................................        0.10%                 0.18%             0.19%
12b-1 Fees(2)......................................................        0.60%                 0.60%             0.50%
Other Expenses.....................................................        0.30%                 0.22%             0.25%
                                                                           -----                 -----             -----
Total Operating Expenses...........................................        1.00%                 1.00%             0.94%
                                                                           =====                 =====             =====

* The information set forth on this page relates only to the Shares. The fund also offers three other classes of shares, which have different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services.

(1) Investment dealers and other firms may independently charge shareholders additional fees; please see their materials for details.

(2) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.

Example                                                        Portfolio        1 Year      3 Years     5 Years     10 Years
-------                                                        ---------        ------      -------     -------     --------


You would pay the following expenses on a                   Money Market         $10          $32         $55         $122
$1,000 investment in the Shares, assuming (1) 5% annual     Government           $10          $32         $55         $122
return and (2) redemption at the end of each time           Securities
period:                                                     Tax-Exempt           $10          $30         $52         $115


The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. As discussed more fully under "Investment Manager and Shareholder Services," the Fund's investment manager has agreed to waive temporarily its management fee and reimburse or pay operating expenses of a Portfolio to the extent, if any, that such expenses as defined, exceed the following percentages of average daily net assets of the Portfolios: Money Market Portfolio (1.00%), Government Securities Portfolio (1.00%) and Tax-Exempt Portfolio (0.95%). Without such waiver and reimbursement during the fiscal year ended April 30, 1998, "Management Fees" for the Money Market Portfolio and the Government Securities Portfolio would have been 0.19% and 0.19%, respectively, and "Total
Operating Expenses" would have been 1.10% and 1.02%, respectively. The actual expenses for the Tax-Exempt Portfolio were lower than the expense limit of 0.95%, therefore, the numbers in the table do not reflect any waiver or reimbursement. In addition, from time to time, the Adviser may voluntarily waive fees or absorb certain additional operating expenses of the Portfolios. "Other Expenses" does not reflect the effect of this additional expense absorption. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Portfolio of the Fund. The Example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS


The tables below show financial information expressed in terms of one share of the Shares of the Portfolios outstanding throughout the period. * The information in the tables is covered by the report of the Fund's independent auditors. The report is contained in the Fund's Registration Statement and is available from the Fund. The financial statements contained in the Fund's 1998 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling the Fund.


                                                                             Year ended April 30,
                                       ---------------------------------------------------------------------------------------------
                                                                                                                           December
                                                                                                                          3, 1990 to
 MONEY MARKET PORTFOLIO                    1998         1997        1996       1995       1994       1993       1992       April 30,
 ----------------------
                                                                                                                             1991
                                       ---------------------------------------------------------------------------------------------
 Per Share Operating Performance:
 Net asset value, beginning of period         $1.00        1.00       1.00       1.00       1.00       1.00        1.00       1.00
 -----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                         0.05        0.05       0.05       0.04       0.02       0.02        0.04       0.03
 -----------------------------------------------------------------------------------------------------------------------------------
 Less dividends declared                       0.05        0.05       0.05       0.04       0.02       0.02        0.04       0.03
 -----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $1.00        1.00       1.00       1.00       1.00       1.00        1.00       1.00
 -----------------------------------------------------------------------------------------------------------------------------------
 Total Return                                 4.85%        4.60       4.96       4.38       2.42       2.65        4.44       2.63
 Ratios to Average Net Assets:
 Expenses after expense waiver                1.00%        1.00       1.00       0.99       0.93       0.84        0.93       1.00
 -----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                        4.71%        4.51       4.83       4.54       2.48       2.59        4.03       6.24
 -----------------------------------------------------------------------------------------------------------------------------------
 Other Ratios to Average Net Assets:
 Expenses                                     1.10%        1.03       1.05       1.05       1.20       1.36        1.57       1.58
 -----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                        4.61%        4.48       4.78       4.48       2.21       2.07        3.39       5.66
 -----------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
 Net assets at end of period (in         $1,995,057     584,947    455,025    378,551    156,153     34,267      27,905      6,105
 thousands)
 -----------------------------------------------------------------------------------------------------------------------------------

                                                                             Year ended April 30,
                                       ---------------------------------------------------------------------------------------------
                                                                                                                           December
 GOVERNMENT SECURITIES PORTFOLIO                                                                                          3, 1990 to
--------------------------------
                                           1998         1997        1996       1995       1994       1993       1992       April 30,
                                                                                                                             1991
                                       ---------------------------------------------------------------------------------------------
 Per Share Operating Performance:
 Net asset value, beginning of period         $1.00        1.00       1.00       1.00       1.00       1.00        1.00       1.00
 -----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                         0.05        0.05       0.05       0.04       0.02       0.02        0.04       0.03
 -----------------------------------------------------------------------------------------------------------------------------------
 Less dividends declared                       0.05        0.05       0.05       0.04       0.02       0.02        0.04       0.03
 -----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $1.00        1.00       1.00       1.00       1.00       1.00        1.00       1.00
 -----------------------------------------------------------------------------------------------------------------------------------
 Total Return                                 4.78%        4.69       5.01       4.37       2.49       2.65        4.54       2.47
 Ratios to Average Net Assets:
 Expenses after expense waiver                0.98%        0.92       0.90       0.90       0.84       0.79        0.79       0.87
 -----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                        4.68%        4.59       4.88       4.66       2.47       2.63        4.41       5.95
 -----------------------------------------------------------------------------------------------------------------------------------
 Other Ratios to Average Net Assets:
 Expenses                                     1.02%        0.99       1.06       1.05       1.22       1.18        1.20       1.44
 -----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                        4.64%        4.52       4.72       4.51       2.09       2.24        4.00       5.38
 -----------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
 Net assets at end of period (in           $804,565     544,501    189,919    138,020     30,829     28,963      34,119     30,080
 thousands)
 -----------------------------------------------------------------------------------------------------------------------------------

                                       5

                                                                             Year ended April 30,
                                       ---------------------------------------------------------------------------------------------
                                                                                                                           December
                                                                                                                          3, 1990 to
 TAX-EXEMPT PORTFOLIO                      1998         1997        1996       1995       1994       1993       1992       April 30,
 --------------------
                                                                                                                             1991
                                       ---------------------------------------------------------------------------------------------
 Per Share Operating Performance:
 Net asset value, beginning of period         $1.00        1.00       1.00       1.00       1.00       1.00        1.00       1.00
 -----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                         0.03        0.03       0.03       0.03       0.02       0.02        0.03       0.02
 -----------------------------------------------------------------------------------------------------------------------------------
 Less dividends declared                       0.03        0.03       0.03       0.03       0.02       0.02        0.03       0.02
 -----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $1.00        1.00       1.00       1.00       1.00       1.00        1.00       1.00
 -----------------------------------------------------------------------------------------------------------------------------------
 Total Return                                 2.92%        2.82       3.16       2.80       1.84       2.13        3.46       1.76
 Ratios to Average Net Assets:
 Expenses after expense waiver                0.91%        0.81       0.78       0.76       0.74       0.71        0.67       0.75
 -----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                        2.87%        2.78       3.10       3.00       1.82       2.09        3.34       4.30
 -----------------------------------------------------------------------------------------------------------------------------------
 Other Ratios to Average Net Assets:
 Expenses                                     0.94%        0.96       0.98       0.93       1.20       1.39        1.38       0.97
 -----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                        2.84%        2.63       2.90       2.83       1.36       1.41        2.63       4.08
 -----------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
 Net assets at end of period (in           $368,141     220,791     66,981     67,748     16,991     10,014       7,097      3,904
 thousands)
 -----------------------------------------------------------------------------------------------------------------------------------


     * Effective January 15, 1999, the shares of the Portfolios were divided into four classes of shares, of which the Service shares is one. Shares of the Portfolios outstanding on such date were redesignated as the Service shares class of the Portfolios. The data set forth above reflects the investment performance of the Portfolios prior to such redesignation.


     Notes:

     (a) The Money Market Portfolio's total returns for the years ended April 30, 1996 and 1995 include the effect of a capital contribution from the investment manager. Without the capital contribution, the total returns would have been 4.80% and 4.16%, respectively.

     (b) The Adviser has agreed to waive temporarily its management fee and reimburse or pay certain operating expenses to the extent necessary to limit expenses to specific levels. The Other Ratios to Average Net Assets are computed without this waiver and expense absorption. Ratios have been determined on an annualized basis. Total return is not annualized.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Fund is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. It is designed for investors who seek maximum current income consistent with stability of capital. The Fund pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Fund is a series investment company that is able to provide investors with a choice of separate investment portfolios ("Portfolios"). It currently offers three investment Portfolios: the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio. Because each Portfolio combines its shareholders' money, it can buy and sell large blocks of securities, which reduces transaction costs and maximizes yields. The Fund is managed by investment professionals who analyze market trends to take advantage of changing conditions and who seek to minimize risk by diversifying each Portfolio's investments. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. However, because of their short maturities, liquidity and high quality ratings, high quality money market instruments, such as those in which the Fund invests, are generally considered to be among the safest available. Thus, the Fund is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Money Market Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing exclusively in the following types of U.S. Dollar-denominated money market instruments that mature in 12 months or less:

     1. Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

     2. Bank certificates of deposit, time deposits or bankers' acceptances of U.S. banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

     3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their U.S. and foreign branches) having total assets in excess of $10 billion.

     4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund's investment manager. Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix-- Ratings of Investments" in the Statement of Additional Information.

     5. Repurchase agreements of obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). See "Net Asset Value."

The Money Market Portfolio will normally invest at least 25% of its assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Fund's investment manager temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Money Market Portfolio in Eurodollar certificates of deposit issued by London branches of U.S. banks, or obligations issued by foreign entities, including foreign banks, involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of U.S. banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of Federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to U.S. banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Money Market Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers and individual investor participation in the commercial paper market is very limited. The
Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration that is afforded by
Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Fund's investment manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities discussed under "The Fund" below. The Fund's investment manager monitors the liquidity of the Portfolio's investments in
Section 4(2) paper on a continuous basis.

The Money Market Portfolio may invest in high quality participation certificates ("certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. See "The Fund" below for a discussion of "Variable Rate Securities." A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the certificates. Payments of principal and interest on the certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The Fund's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered certificates there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Government Securities Portfolio. The Government Securities Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing exclusively in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements of such obligations. All securities purchased mature in 12 months or less. Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others have an additional line of credit with the U.S. Treasury, such as those issued by the Federal National Mortgage Association, Farm Credit System and Student Loan Marketing Association. Short-term U.S. Government obligations generally are considered to be the safest short-term investment. The U.S. Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Fund seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Repurchase agreements are discussed below.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio seeks maximum current income that is exempt from Federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal market conditions at least 80% of the Portfolio's total assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from Federal income tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Fund does not consider "private activity" bonds as described in "Dividends and Taxes -- Tax-Exempt Portfolio" to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become non-fundamental.

Dividends representing net interest income received by the Tax-Exempt Portfolio on Municipal Securities will be exempt from federal income tax when distributed to the Portfolio's shareholders. Such dividend income may be subject to state and local taxes. See "Dividends and Taxes -- Tax-Exempt Portfolio." The Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. The Portfolio considers short-term Municipal Securities to be those that mature in one year or less.

The Tax-Exempt Portfolio will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities (Aaa or Aa) assigned by Moody's or (AAA or AA) assigned by S&P; (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities acceptable to the Fund's investment manager; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund's investment manager. In addition, the Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the Investment Company Act of 1940. See "Net Asset Value."

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest.
Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Among other types of instruments, the Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A more detailed discussion of Municipal Securities and the Moody's and S&P ratings outlined above is contained in the Statement of Additional Information. As indicated under "Dividends and Taxes -- Tax-Exempt Portfolio," the Portfolio may invest in short-term "private activity" bonds.

The Tax-Exempt Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Fund's investment adviser revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Fund's investment manager to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Tax-Exempt Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of one year or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a

Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Fund's investment manager that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Tax-Exempt Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Tax-Exempt Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction. See "Net Asset Value."

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Tax-Exempt Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's investment manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, the Tax-Exempt Portfolio may invest in taxable "temporary investments" that include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the two highest grades by Moody's or S&P; commercial paper rated in the two highest grades by either of such rating services; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements. Repurchase agreements are discussed below. Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Portfolio is permitted to invest in taxable securities (limited under normal market conditions to 20% of the Portfolio's total assets), it is the Portfolio's primary intention to generate income dividends that are not subject to federal income taxes. See "Dividends and Taxes." For a description of the ratings, see "Appendix -- Ratings of Investments" in the Statement of Additional Information.

The Fund. Each Portfolio may invest in repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of such Portfolio's net assets valued at the time of the transaction would be invested in such securities.

Each Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

A Portfolio may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. Any such borrowings under this provision will not be collateralized. No Portfolio will borrow for leverage purposes.

The Fund has adopted for each Portfolio certain investment restrictions that are presented in the Statement of Additional Information and that, together with the investment objective and policies of such Portfolio (except for policies designated as non-fundamental and limited in regard to the Tax-Exempt Portfolio to the policies in the first and third paragraphs under "Tax-Exempt Portfolio" above), cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means with respect to a Portfolio the lesser of the vote of (a) 67% of the shares of such Portfolio present at a meeting where more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio.

NET ASSET VALUE


The net asset value per share of the Shares of each Portfolio is calculated by dividing the total assets attributable to the Shares of such Portfolio less its liabilities attributable to the Shares by the total number of its Shares outstanding. The net asset value per share of the Shares of each Portfolio is determined on each day the New York Stock Exchange ("Exchange") is open for trading; at 11:00 a.m., 1:00 p.m., 3:00 p.m. and 8:00 p.m. Chicago time for the Money Market Portfolio and the Government Securities Portfolio and at 11:00 a.m. and 3:00 p.m. Chicago time for the Tax-Exempt Portfolio. Fund shares are sold at the net asset value next determined after an order and payment are received in the form described under "Purchase of Shares." Orders received by dealers or other financial services firms prior to the 8:00 p.m. determination of net asset value for the Money Market Portfolio and the Government Securities Portfolio and received by KDI, the primary administrator, distributor and principal underwriter for the Funds, prior to the close of its business day can be confirmed at the 8:00 p.m. determination of net asset value for that day. Such transactions are settled by payment of Federal funds in accordance with procedures established by KDI. Each Portfolio seeks to maintain its net asset value at $1.00 per share.


Each Portfolio values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the 1940 Act, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. Calculations are made to compare the value of each Portfolio's investments valued at amortized cost with market-based values. Market-based valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between a Portfolio's net asset value per share calculated by reference to market-based values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Portfolios purchase only securities with a maturity of one year or less and maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Portfolios limit their portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

PURCHASE OF SHARES


Shares of each Portfolio of the Fund are sold at net asset value through selected financial services firms, such as broker-dealers and banks ("firms"). Investors must indicate the Portfolio in which they wish to invest. The Fund has established a minimum initial investment for Shares of each Portfolio of $1,000 and $100 for subsequent investments, but these minimums may be changed at any time in management's discretion. Firms offering Fund shares may set higher minimums for accounts they service and may change such minimums at their discretion.


The Fund seeks to have its Portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), the Fund has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds.


Orders for purchase of Shares of a Portfolio received by wire transfer in the form of Federal Funds will be effected at the next determined net asset value. Shares purchased by wire will receive (i) that day's dividend if effected at or prior to the 1:00 p.m. Chicago time net asset value determination for the Money Market and the Government Securities Portfolio and at or prior to the 11:00 a.m. Chicago time net asset value determination for the Tax-Exempt Portfolio; (ii) the dividend for the next calendar day if effected at the 3:00 p.m. or 8:00 p.m. Chicago time net asset value determination provided such payment is received by 3:00 p.m. Chicago time; or (iii) the dividend for the next business day if effected at the 8:00 p.m. Chicago time net asset value calculation and payment is received after 3:00 p.m. Chicago time on such date for the Government Securities Portfolio. Confirmed share purchases that are effective at the 8:00 p.m. Chicago time net asset value determination for the Government Securities Portfolio will receive dividends upon receipt of payment for such transactions in the form of Federal Funds in accordance with the time provisions immediately above. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Chicago time on the next business day following receipt and such Shares will receive the dividend for the next calendar day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before Shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.


If payment is wired in Federal Funds, the payment should be directed to United Missouri Bank of Kansas City, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to appropriate Fund bank account (CAT Money Market Fund 46: 98-0119-980-3; CAT Government Securities Fund 47: 98-0119-983-8; CAT Tax-Exempt Fund 48: 98-0119-985-4).

Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Fund shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation through the Fund's Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.

Other Information. The Fund reserves the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders, without prior notice. The Fund also reserves the right at any time to waive or increase the minimum investment requirements. All orders to purchase shares of a Portfolio are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 million is subject to prior approval by the Fund. Share certificates are issued only on request. A

$10 service fee will be charged when a check for the purchase of shares is returned because of insufficient or uncollected funds or a stop payment order.

Shareholders should direct their inquiries to the firm from which they received this prospectus or to Kemper Service Company ("KSvC"), the Fund's "Shareholder Service Agent," 811 Main Street, Kansas City, Missouri 64105-2005.

REDEMPTION OF SHARES


General. Upon receipt by the Shareholder Service Agent of a request in the form described below, Shares of a Portfolio will be redeemed by the Fund at the next determined net asset value. If processed at 3:00 p.m. or 8:00 p.m. (for the Money Market Portfolio and the Government Securities Portfolio) Chicago time, the shareholder will receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their Shares of a Portfolio will receive the net asset value of such Shares and all declared but unpaid dividends on such Shares.

If Shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Fund may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. Shareholders may not use expedited redemption procedures (wire transfer or Redemption Check) until the shares being redeemed have been owned for at least 10 days, and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If Shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Fund may be subject to a contingent deferred sales charge as explained in such prospectus.


Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem an account that falls below the minimum investment level, currently $1,000. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Fund redeems the shareholder account.

Firms provide varying arrangements for their clients to redeem Fund shares. Such firms may independently establish and charge additional amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Service Company ("KSvC"), P.O. Box 419153, Kansas City, Missouri 64141-6153. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees, or guardians.


Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor,guardian or custodian account holders provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-231-8568. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.


Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 11:00 a.m. Chicago time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

Expedited Redemptions by Draft. Upon request, shareholders will be provided with drafts to be drawn on the Fund ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Information Form which is available from the Fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Fund. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Fund.

Unless one signer is authorized on the Account Information Form, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on the Fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificated form. The Fund reserves the right to terminate or modify this privilege at any time.

The Fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

SPECIAL FEATURES

Certain firms that offer shares of the Fund also provide special redemption features through charge or debit cards and checks that redeem Fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Information about the following special features is contained in the Statement of Additional Information; and further information may be obtained without charge from KDI: Tax Sheltered Retirement Programs; Systematic Withdrawal Program; Exchange Privilege and Automated Clearing House Programs.

DIVIDENDS AND TAXES

Dividends are declared daily and paid monthly. Shareholders may select one of the following ways to receive dividends.


     1. Reinvest Dividends at net asset value into additional Shares of the same Portfolio. Dividends are normally reinvested on the 21st of each month if a business day, otherwise on the next business day. Dividends will be reinvested unless the shareholder elects to receive them in cash.

     2.   Receive  Dividends  in Cash,  if so  requested.  Checks will be mailed
          monthly  to  the   shareholder   or  any  person   designated  by  the
          shareholder.

The Fund reinvests dividend checks (and future dividends) in Shares of the same Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in Shares of the same Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.


Taxable Portfolios. The Money Market Portfolio and the Government Securities Portfolio each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares . Dividends from these Portfolios do not qualify for the dividends received deduction available to corporate shareholders.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be includable by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income.

Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions. For the 1997 calendar year 17% of the net interest income was derived from "private activity bonds."

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  Federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolios are advised to consult their own tax advisers as to the status of their accounts under state and local tax laws.

The Fund. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Fund may adjust its schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Each Portfolio is required by law to withhold 31% of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisers regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

INVESTMENT MANAGER AND SHAREHOLDER SERVICES


Investment Manager. Scudder Kemper Investments, Inc. (the "Adviser"), 345 Park Avenue, New York, New York, is the investment manager of the Fund and provides the Fund with continuous professional investment supervision. The Adviser is one of the largest investment managers in the country with more than $230 billion in assets under management.

Scudder Kemper is an indirect subsidiary of Zurich Financial Services, Inc., a newly formed global insurance and financial services company. Zurich Financial Services, Inc. owns approximately 70% of Scudder Kemper, with the balance owned by the Adviser's officers and employees. In connection with the formation of Zurich Financial Services, Inc., each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with the Adviser, which is substantially identical to the current investment management agreement, except for the dates of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and will be submitted for shareholder approval at a special meeting currently scheduled to conclude in December 1998.

Responsibility for overall management of the Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by the Adviser. The investment management agreement provides that the Adviser shall act as the Fund's investment adviser, manage its investments and provide it with various services and facilities. For the services and facilities furnished to the Money Market, Government Securities and Tax-Exempt Portfolios, the Fund pays the Adviser a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The Adviser has agreed to waive temporarily its management fee and/or absorb operating expenses of each Portfolio to the extent, if any, that they exceed the following percentages of average daily net assets of the Portfolios: Money Market Portfolio (1.00%), Government Securities Portfolio (1.00%) and Tax-Exempt Portfolio (0.95%). For this purpose, Portfolio operating expenses do not include taxes, interest, extraordinary expenses, brokerage commissions or transaction costs. Upon notice to the Fund, the Adviser may at any time terminate this waiver or absorption of operating expenses. In addition, from time to time, the Adviser may voluntarily absorb certain additional operating expenses of the Portfolios. The level of this voluntary expense absorption shall be in the Adviser's discretion and is in addition to the Adviser's agreement to absorb temporarily certain operating expenses of the Portfolios described above. For its services as investment adviser and manager and for facilities furnished during the fiscal year ended April 30, 1998, the Money Market Portfolio, Government Securities Portfolio and Tax-Exempt Portfolio paid the Adviser fees of $1,888,000, $1,020,000 and $530,000 respectively, which includes the effect of the fee waiver.


Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share of each Portfolio and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services; however, subject to Board approval, at some time in the future SFAC may seek payment for its services under its agreement with the Fund.

Year 2000 Compliance. Like other mutual funds and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to address successfully the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Adviser has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

Distributor and Administrator. Pursuant to an underwriting and distribution agreement ("distribution agreement"), KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Adviser, serves as distributor and principal underwriter for the Fund to provide information and services for existing and potential shareholders. The distribution agreement provides that KDI shall appoint various financial services firms to provide a cash management service for their customers or clients through the Fund. The Fund has adopted a plan in accordance with Rule 12b-1 of the 1940 Act (the "12b-1 Plan"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. For its services under the distribution agreement and pursuant to the 12b-1 Plan, KDI receives a distribution services fee, payable monthly, at the annual rate of 0.60% of average daily net assets from the Money Market and Government Securities Portfolios attributable to the Shares and 0.50% of average daily net assets from the Tax-Exempt Portfolio attributable to the Shares. The fee is accrued daily as an expense of the Shares of the Portfolios. As principal underwriter for the Fund, KDI acts as agent of the Fund in the sale of its shares.

KDI has related administration services and selling group agreements ("services agreements") with various firms to provide cash management and other services for Fund shareholders. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. KDI normally pays such firms for services at an annual rate of 0.60% of average daily net assets attributable to the Shares of those accounts in the Money Market and Government Securities Portfolios that they maintain and service and 0.50% of average daily net assets attributable to the Shares of those accounts in the Tax-Exempt Portfolio that they maintain and service. In addition, KDI may, from time to time, from its own resources pay certain firms additional amounts for such services including, without limitation, fixed dollar amounts and amounts based upon a percentage of net assets or increased net assets in those Fund accounts that said firms maintain and service.

Since the fee payable to KDI under the 12b-1 Plan is based upon percentages of the average daily net assets of the Shares of the Portfolios as provided above and not upon the actual expenditures of KDI, the expenses of KDI, which may include overhead expense, may be more or less than the fees received by it under the 12b-1 Plan. For example, during the fiscal year ended April 30, 1998, KDI incurred expenses under the 12b-1 Plan of approximately $14,389,000, while it received an aggregate fee under the 12b-1 Plan of $13,029,000 after the expense waiver. If the 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to the 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under the 12b-1 Plan, if for any reason the 12b-1 Plan is terminated in accordance with its terms. Future fees under the 12b-1 Plan may or may not be sufficient to reimburse KDI for its cumulative expenses incurred.


KDI also has agreements with banking firms to provide administrative and other services, except for certain underwriting or distribution services that banks may be prohibited from providing under the Glass-Steagall Act, for their clients who wish to invest in the Fund. If the Glass-Steagall Act should prevent banking firms from acting in any capacity or providing any of the described services, management will consider what action, if any, is appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law.

Custodian, Transfer Agent and Shareholder Service Agent. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC also is the Fund's transfer and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105, an affiliate of the Adviser, serves as Shareholder Service Agent of the Fund.

PERFORMANCE


The Fund  may  advertise  several  types of  performance  information  including
"yield," "effective yield" and, for the Tax-Exempt Portfolio only, "tax equivalent yield." Each of these figures is based upon historical earnings and is not representative of the future performance of the Shares a Portfolio. The yield of a Portfolio refers to the net investment income generated by a hypothetical investment in the Portfolio over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect. Tax equivalent yield is the yield that a taxable investment must generate in order to equal the Tax-Exempt Portfolio's yield for an investor in a stated Federal income tax bracket (normally assumed to be the maximum tax rate). Tax equivalent yield is based upon, and will be higher than, the portion of the Tax-Exempt Portfolio's yield that is tax-exempt.

The performance of a Portfolio's shares may be compared to that of other money market mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. The performance of a Portfolio's shares and its relative size may be compared to other money market mutual funds as reported by IBC/Financial Data, Inc.(R) or Money Market Insight(R), reporting services on money market funds. Investors may want to compare a Portfolio's performance to that of various bank products as reported by BANK RATE MONITORTM, a financial reporting service that weekly publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts or various certificate of deposit indexes. The performance of a Portfolio's shares also may be compared to that of U.S. Treasury bills and notes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. In addition, investors may want to compare a Portfolio's shares performance to the Consumer Price Index either directly or by calculating its "real rate of return," which is adjusted for the effects of inflation.


Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. The Fund may depict the historical performance of the securities in which a Portfolio may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.


Each Portfolio's yield will fluctuate. Shares of the Fund are not insured. Additional information concerning a Portfolio's shares performance appears in the Statement of Additional Information.


CAPITAL STRUCTURE


The Fund is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on September 7, 1989. The Fund may issue an unlimited number of shares of beneficial interest in one or more series ("Portfolios"), all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable. Since the Fund offers multiple Portfolios, it is known as a "series company." Currently, the Fund offers only the Service shares class of shares of each Portfolio and three other classes of shares of the Money Market Portfolio of the Fund. These other classes are Premier shares, Retail shares and Institutional shares, which have different expenses, that may effect performance. Shares of each Portfolio have equal noncumulative voting rights except that the S shares class has separate and exclusive voting rights with respect to the Portfolios' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolios. Generally, each class of shares issued by a particular Portfolio would differ as to the allocation of certain expenses of the Portfolio, such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. Shares of the Portfolios are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights.

As of August 7, 1998, Roney & Co. owned more than 25% of the outstanding shares of the Government Securities and Tax-Exempt Portfolios. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Fund, shareholders may remove trustees. Shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the Investment Company Act of 1940, such as for the election of trustees, or when the Board of Trustees determines that voting by class is appropriate.

Cash Account Trust
222 South Riverside Plaza
Chicago, Illinois 60606



                                TABLE OF CONTENTS
SUMMARY.....................................................................3
SUMMARY OF EXPENSES.........................................................3
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS............................4
NET ASSET VALUE.............................................................6
PURCHASE OF SHARES..........................................................7
REDEMPTION OF SHARES........................................................8
SPECIAL FEATURES...........................................................10
DIVIDENDS AND TAXES........................................................10
INVESTMENT MANAGER AND SHAREHOLDER SERVICES................................11
PERFORMANCE................................................................12
CAPITAL STRUCTURE..........................................................13

Cash
Account
Trust

PROSPECTUS  January 15, 1999

CASH ACCOUNT TRUST
222 South Riverside Plaza, Chicago, Illinois 60606; 1-800-231-8568.


This prospectus contains information about the Retail Shares (the "Shares") of the Money Market Portfolio (the "Portfolio") offered by Cash Account Trust (the "Fund") that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information dated January 15, 1999, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Fund at the address or telephone number on this cover or the firm from which this prospectus was received.

The Fund is designed for investors who seek maximum current income to the extent consistent with stability of capital. The Money Market Portfolio invests exclusively in high quality money market instruments.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and is not a deposit or obligation of, or guaranteed or endorsed by, any bank. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Money Market Portfolio
222 South Riverside Plaza, Chicago, Illinois 60606; Telephone 1-800-231-8568

SUMMARY

Investment Objectives. Cash Account Trust is an open-end diversified management investment company. The Fund currently offers three investment portfolios, including the Money Market Portfolio (the "Portfolio"). The Portfolio is divided into separate classes including the Retail Shares, which are offered herein. The Portfolio invests in a portfolio of high quality short-term money market instruments consistent with its specific objective. The Portfolio seeks maximum current income to the extent consistent with stability of capital from a portfolio primarily of commercial paper and bank obligations. The Portfolio may use a variety of investment techniques, including the purchase of repurchase agreements and variable rate securities. The Portfolio seeks to maintain a net asset value of $1.00 per share. There is no assurance that the objective of the Portfolio will be achieved or that the Portfolio will be able to maintain a net asset value of $1.00 per share. See "Investment Objectives, Policies and Risk Factors."

Investment Manager and Shareholder Services. Scudder Kemper Investments, Inc. (the "Adviser") is the investment manager for the Fund and provides the Fund with continuous professional investment supervision. The Adviser is paid a monthly investment management fee on a graduated basis ranging from 1/12 of 0.22% of the first $500 million of combined average daily net assets of all investment portfolios of the Fund to 0.15% of the combined average daily net assets of all investment portfolios of the Fund over $3 billion. Kemper
Distributors, Inc. ("KDI"), an affiliate of the Adviser, is the primary administrator, distributor and principal underwriter of the Fund and, as such, provides information and services for existing and potential shareholders and acts as agent of the Fund in the sale of its shares.

Purchases and Redemptions. Shares of the Portfolio are available at net asset value through selected financial services firms. The minimum initial investment for the Portfolio is $1,000 and the minimum subsequent investment is $100. See "Purchase of Shares." Shares may be redeemed at the net asset value next determined after receipt by Kemper Service Company, ("KSvC," or the "Shareholder Service Agent") the Fund's Shareholder Service Agent of a request to redeem in proper form. Shares may be redeemed by written request or by using one of the Funds expedited redemption procedures. See "Redemption of Shares."

Dividends. Dividends are declared daily and paid monthly. Dividends are automatically reinvested in additional Shares of the Portfolio, unless the shareholder makes a different election. See "Dividends and Taxes."

General Information and Capital. The Fund is organized as a business trust under the laws of Massachusetts and may issue an unlimited number of shares of beneficial interest. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings; but will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. See "Capital Structure."

SUMMARY OF EXPENSES

This information is designed to help you understand the various costs and expenses of investing in the Shares of the Portfolio.(1)

Shareholder Transaction Expenses (2)........................................None


Annual Fund Operating Expenses                                   Money Market
(after fee waiver and expense absorption)                      Portfolio Retail
(as a percentage of average net assets)                             Shares
Management Fees.............................................        0.10%
Other Expenses (including an administrative services
     fee of 0.25%)..........................................            %
                                                                    -----
Total Operating Expenses....................................            %
                                                                    =====

(1) The information set forth on this page relates only to the Shares. The Fund also offers three other classes of shares in the Portfolio, which have different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services.

(2) Investment dealers and other firms may independently charge shareholders additional fees; please see their materials for details.

Example                                                       1 Year      3 Years     5 Years     10 Years
-------                                                       ------      -------     -------     --------

You  would pay the  following  expenses  on a $1,000
Investment  in the  Retail Shares, assuming (1) 5% annual
return and (2) redemption at the end of each time period:       $           $           $           $

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. As discussed more fully under "Investment Manager and Shareholder Services," the Fund's investment manager has agreed to waive temporarily its management fee and reimburse or pay operating expenses of the Portfolio to the extent, if any, that such expenses as defined, exceed 1.00% of average daily net assets of the Portfolio. From time to time, the Adviser may voluntarily waive fees and absorb certain additional operating expenses of the Portfolio. "Other Expenses" does not reflect the effect of this additional expense absorption. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Portfolio. The example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Fund is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. It is designed for investors who seek maximum current income consistent with stability of capital. The Fund pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Fund is a series investment company that is able to provide investors with a choice of separate investment portfolios. The Fund currently offers three investment portfolios, including the Money Market Portfolio. The Portfolio is divided into separate classes including the Retail Shares, which are offered herein. Because the Fund combines its shareholders' money, it can buy and sell large blocks of securities, which reduces transaction costs and maximizes yields. The Fund is managed by investment professionals who analyze market trends to take advantage of changing conditions and who seek to minimize risk by diversifying the Portfolio's investments. The Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. However, because of their short maturities, liquidity and high quality ratings, high quality money market instruments, such as those in which the Portfolio invests, are generally considered to be among the safest available. Thus, the Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing exclusively in the following types of U.S. Dollar-denominated money market instruments that mature in 12 months or less:

     1. Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

     2. Bank certificates of deposit, time deposits or bankers' acceptances of U.S. banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

     3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their U.S. and foreign branches) having total assets in excess of $10 billion.

     4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund's investment manager. Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix -- Ratings of Investments" in the Statement of Additional Information.

     5. Repurchase agreements of obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). See "Net Asset Value."

The Portfolio will normally invest at least 25% of its assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the investment manager temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of U.S. banks, or obligations issued by foreign entities, including foreign banks, involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of U.S. banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of Federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to U.S. banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration that is afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The investment manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in
Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities discussed under "The Fund" below. The investment manager monitors the liquidity of the Portfolio's investments in Section 4(2) paper on a continuous basis.

The Portfolio may invest in high quality participation certificates ("certificates") representing undivided interests in trusts that hold the Portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. See "The Fund" below for a discussion of "Variable Rate Securities." A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the certificates. Payments of principal and interest on the certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

The Fund. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of such Portfolio's net assets valued at the time of the transaction would be invested in such securities.

The Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The Portfolio may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. Any such borrowings under this provision will not be collateralized. No Portfolio will borrow for leverage purposes.

The Fund has adopted for the Portfolio certain investment restrictions that are presented in the Statement of Additional Information and that, together with the investment objective and policies of the Portfolio cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means with respect to the Portfolio the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio.

NET ASSET VALUE

The net asset value per share of the Shares of the Portfolio is calculated by dividing the total assets attributable to the Shares of the Portfolio less its liabilities by the total number of its Shares outstanding. The net asset value per share of the Shares of the Portfolio is determined on each day the New York Stock Exchange ("Exchange") is open for trading, at 11:00 a.m., 1:00 p.m. and 3:00 p.m. Shares of the Portfolio are sold at the net asset value next determined after an order and payment are received in the form described under "Purchase of Shares." Orders received by dealers or other financial services firms prior to the 8:00 p.m. determination of net asset value for the Money Market Portfolio and received by KDI, the primary administrator, distributor and principal underwriter for the Fund, prior to the close of its business day can be confirmed at the 8:00 p.m. determination of net asset value for that day. Such transactions are settled by payment of Federal funds in accordance with procedures established by KDI. The Portfolio seeks to maintain its net asset value at $1.00 per share.

The Portfolio values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the 1940 Act, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market-based values. Market-based valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the Portfolio's net asset value per share calculated by reference to market-based values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Portfolio purchases only securities with a maturity of one year or less and maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

PURCHASE OF SHARES

Shares of the Portfolio are sold at net asset value through selected financial services firms, such as broker-dealers and banks ("firms"). The Fund has established a minimum initial investment for Shares of the Portfolio of $1,000 and $100 for subsequent investments, but these minimums may be changed at any time in management's discretion. Firms offering Fund shares may set higher minimums for accounts they service and may change such minimums at their discretion.

The Fund seeks to have its Portfolio as fully invested as possible at all times in order to achieve maximum income. Since the Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), the Fund has adopted procedures for the convenience of its shareholders and to ensure that the Portfolio receives investable funds.

Orders for purchase of Shares of the Portfolio received by wire transfer in the form of Federal Funds will be effected at the next determined net asset value. Shares purchased by wire will receive (i) that day's dividend if effected at or prior to the 1:00 p.m. Chicago time net asset value determination; (ii) the dividend for the next calendar day if effected at the 3:00 p.m. or 8:00 p.m. Chicago time net asset value determination provided such payment is received by 3:00 p.m. Chicago time; or (iii) the dividend for the next business day if effected at the 8:00 p.m. determination of net asset value for that day. Orders for purchases accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Chicago time on the next business day following receipt and such Shares will receive the dividend for the next calendar day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before Shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

If payment is wired in Federal Funds, the payment should be directed to United Missouri Bank of Kansas City, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to appropriate Fund bank account (CAT Money Market Fund 46: 98-0119-980-3).

Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Fund shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation through the Fund's Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.

Other Information. The Fund reserves the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders, without prior notice. The Fund also reserves the right at any time to waive or increase the minimum investment requirements. All orders to purchase shares of the Portfolio are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 million is subject to prior approval by the Fund. Share certificates are issued only on request. A $10 service fee will be charged when a check for the purchase of shares is returned because of insufficient or uncollected funds or a stop payment order.

Shareholders should direct their inquiries to the firm from which they received this prospectus or to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005.

REDEMPTION OF SHARES

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, Shares of the Portfolio will be redeemed by the Fund at the next determined net asset value. If processed at 3:00 p.m. Chicago time, the shareholder will receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their Shares of the Portfolio will receive the net asset value of such Shares and all declared but unpaid dividends on such Shares.

If Shares of the Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Fund may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. Shareholders may not use expedited redemption procedures (wire transfer or Redemption Check) until the shares being redeemed have been owned for at least 10 days, and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If Shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Fund may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem an account that falls below the minimum investment level, currently $1,000. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Fund redeems the shareholder account.

Firms provide varying arrangements for their clients to redeem Fund shares. Such firms may independently establish and charge additional amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Service Company, P.O. Box 419153, Kansas City, Missouri 64141-6153. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees, or guardians.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-231-8568. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 11:00 a.m. Chicago time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

Expedited Redemptions by Draft. Upon request, shareholders will be provided with drafts to be drawn on the Fund ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the

Redemption Check. This will enable the shareholder to continue earning dividends until the Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Information Form which is available from the Fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Fund. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Fund.

Unless one signer is authorized on the Account Information Form, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on the Fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificated form. The Fund reserves the right to terminate or modify this privilege at any time.

The Fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

SPECIAL FEATURES

Certain firms that offer shares of the Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Information about the following special features is contained in the Statement of Additional Information; and further information may be obtained without charge from KDI: Tax Sheltered Retirement Programs; Systematic Withdrawal Program; Exchange Privilege and Automated Clearing House Programs.

DIVIDENDS AND TAXES

Dividends are declared daily and paid monthly. Shareholders may select one of the following ways to receive dividends.

     1. Reinvest Dividends at net asset value into additional Shares of the Portfolio. Dividends are normally reinvested on the 21st of each month if a business day, otherwise on the next business day. Dividends will be reinvested unless the shareholder elects to receive them in cash.

     2.   Receive  Dividends  in Cash,  if so  requested.  Checks will be mailed
          monthly  to  the   shareholder   or  any  person   designated  by  the
          shareholder.

The Portfolio reinvests dividend checks (and future dividends) in Shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in Shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the Portfolio do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Fund may adjust its schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

The Portfolio is required by law to withhold 31% of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisers regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations.

Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

INVESTMENT MANAGER AND SHAREHOLDER SERVICES

Investment Manager. Scudder Kemper Investments, Inc. (the "Adviser"), 345 Park Avenue, New York, New York, is the investment manager of the Fund and provides the Fund with continuous professional investment supervision. The Adviser has been engaged in the management of investment funds for more than seventy years and is one of the largest investment managers in the country with more than $230 billion in assets under management.

Scudder Kemper is an indirect subsidiary of Zurich Financial Services, Inc., a newly formed global insurance and financial services company. Zurich Financial Services, Inc. owns approximately 70% of Scudder Kemper, with the balance owned by the Adviser's officers and employees. In connection with the formation of Zurich Financial Services, Inc., each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with the Adviser, which is substantially identical to the current investment management agreement, except for the dates of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and will be submitted for shareholder approval at a special meeting currently scheduled to conclude in December 1998.

Responsibility for overall management of the Fund rests with its Board of Trustees and officers. The Adviser provides professional investment supervision. The investment management agreement provides that the Adviser shall act as the Fund's investment adviser, manage its investments and provide it with various services and facilities. For the services and facilities furnished to the Fund, the Fund pays the Adviser a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of all the investment portfolios of the Fund, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of all the investment portfolios of the Fund over $3 billion. The Adviser has agreed to waive temporarily its management fee and/or absorb operating expenses of the Portfolio to the extent, if any, that they exceed 1.00% of the Portfolio's average daily net assets. For this purpose, Portfolio operating expenses do not include taxes, interest, extraordinary expenses, brokerage commissions or transaction costs. Upon notice to the Fund, the Adviser may at any time terminate this waiver or absorption of operating expenses. In addition, from time to time, the Adviser may voluntarily absorb certain additional operating expenses of the Portfolios. The level of this voluntary expense absorption shall be in the Adviser's discretion and is in addition to the Adviser's agreement to absorb temporarily certain operating expenses of the Portfolios described above.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in The Adviser) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share of the Portfolio and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services; however, subject to Board approval, at some time in the future SFAC may seek payment for its services under its agreement with the Fund.

Year 2000 Compliance. Like other mutual funds and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to address successfully the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Adviser has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

Distributor and Administrator. Pursuant to an underwriting and distribution agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Adviser, serves as distributor and principal underwriter for the Fund to provide information and services for existing and potential shareholders. The distribution agreement provides that KDI shall appoint various financial services firms to provide cash management service for their customers or clients through the Fund. KDI receives no compensation from the Fund as principal underwriter for the Shares and pays all expenses of distribution of the Shares not otherwise paid by dealers and other financial services firms.

KDI also provides information and administrative services for shareholders of the Shares pursuant to an administration and shareholder services agreement. For services under the administrative agreement, the Portfolio pays KDI a fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of the Portfolio. KDI may engage firms to provide information and administrative services for shareholders of the Portfolio. The firms are to provide such office space and equipment, telephone facilities and personnel as is necessary or appropriate for providing information and services to the firms' clients. KDI pays each such firm a service fee at an annual rate of up to 0.25% of net assets of Shares maintained and serviced by the firm. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

KDI also has agreements with banking firms to provide administrative and other services, except for certain underwriting or distribution services that banks may be prohibited from providing under the Glass-Steagall Act, for their clients who wish to invest in the Fund. If the Glass-Steagall Act should prevent banking firms from acting in any capacity or providing any of the described services, management will consider what action, if any, is appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law.

Custodian, Transfer Agent and Shareholder Service Agent. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC also is the Fund's transfer and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105, an affiliate of the Adviser, serves as Shareholder Service Agent of the Fund.

PERFORMANCE

The Fund may advertise several types of performance information including "yield" and "effective yield" for the Retail Shares. Each of these figures is based upon historical earnings and is not representative of the future performance of the Shares. The yield of the Shares refers to the net investment income generated by a hypothetical investment in the Shares over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

The performance of the Shares may be compared to that of other money market mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. The performance of the Shares and its relative size may be compared to other money market mutual funds as reported by IBC/Financial Data, Inc.(R) or Money Market Insight(R), reporting services on money market funds. Investors may want to compare the performance of the Shares to that of various bank products as reported by BANK RATE MONITOR(TM), a financial reporting service that weekly publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts or various certificate of deposit indexes. The performance of the Shares also may be compared to that of U.S. Treasury bills and notes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. In addition, investors may want to compare the Portfolio's performance to the Consumer Price Index either directly or by calculating its "real rate of return," which is adjusted for the effects of inflation.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. The Fund may depict the historical performance of the securities in which the Portfolio may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

The yield of the Shares will fluctuate. Fund shares are not insured. Additional information concerning the performance of the Shares appears in the Statement of Additional Information.

CAPITAL STRUCTURE

The Fund is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on September 7, 1989. The Fund may issue an unlimited number of shares of beneficial interest in one or more series ("Portfolios"), all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable. Since the Fund offers multiple Portfolios, it is known as a "series company." Currently, the Fund offers the Shares of the Portfolio and three other classes of shares of the Portfolio. These other classes consist of Service Shares, Premium Shares and Institutional Money Market Shares, which have different expenses that may affect performance. In addition, the Fund also offers Service Shares of two other portfolios: the Government Portfolio and the Tax-Exempt Portfolio. Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Generally, each class of shares issued by a particular Portfolio would differ as to the allocation of certain expenses of the Portfolio, such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. Shares of a Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Fund, shareholders may remove trustees. Shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the Investment Company Act of 1940, such as for the election of trustees, or when the Board of Trustees determines that voting by class is appropriate.

Cash Account Trust
222 South Riverside Plaza
Chicago, Illinois 60606



                                TABLE OF CONTENTS
SUMMARY........................................................................3
SUMMARY OF EXPENSES............................................................3
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS...............................4
NET ASSET VALUE................................................................6
PURCHASE OF SHARES.............................................................7
REDEMPTION OF SHARES...........................................................8
SPECIAL FEATURES...............................................................9
DIVIDENDS AND TAXES............................................................9
INVESTMENT MANAGER AND SHAREHOLDER SERVICES...................................10
PERFORMANCE...................................................................11
CAPITAL STRUCTURE.............................................................12

Cash
Account
Trust

PROSPECTUS  January 15, 1999

CASH ACCOUNT TRUST
222 South Riverside Plaza, Chicago, Illinois 60606; 1-800-231-8568.


This prospectus contains information about the Institutional Shares (the "Shares") of the Money Market Portfolio (the "Portfolio") offered by Cash Account Trust (the "Fund") that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information dated January 15, 1999, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Fund at the address or telephone number on this cover or the firm from which this prospectus was received.

The Fund is designed for investors who seek maximum current income to the extent consistent with stability of capital. The Money Market Portfolio invests exclusively in high quality money market instruments.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and is not a deposit or obligation of, or guaranteed or endorsed by, any bank. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CASH ACCOUNT TRUST
222 South Riverside Plaza, Chicago, Illinois 60606; Telephone 1-800-231-8568

SUMMARY

Investment   Objectives.   Cash  Account  Trust  (the  "Fund")  is  an  open-end
diversified management investment company. The Fund currently offers three investment portfolios including the Money Market Portfolio (the "Portfolio"). The Portfolio is divided into separate classes including the Institutional Shares which are offered herein. The Portfolio invests in a portfolio of high quality short-term money market instruments consistent with its specific objective. The Portfolio seeks maximum current income to the extent consistent with stability of capital from a portfolio primarily of commercial paper and bank obligations. The Portfolio may use a variety of investment techniques, including the purchase of repurchase agreements and variable rate securities. The Portfolio seeks to maintain a net asset value of $1.00 per share. There is no assurance that the objective of the Portfolio will be achieved or that the Portfolio will be able to maintain a net asset value of $1.00 per share. See "Investment Objectives, Policies and Risk Factors."

Investment Manager and Shareholder Services. Scudder Kemper Investments, Inc. (the "Adviser") is the investment manager for the Fund and provides the Fund with continuous professional investment supervision. The Adviser is paid a monthly investment management fee on a graduated basis ranging from 1/12 of 0.22% of the first $500 million of combined average daily net assets of all investment portfolios of the Fund to 0.15% of the combined average daily net assets of the Shares of the Portfolio over $3 billion. Kemper Distributors, Inc. ("KDI"), an affiliate of the Adviser, is the primary administrator, distributor and principal underwriter of the Fund and, as such, provides information and services for existing and potential shareholders and acts as agent of the Fund in the sale of its shares.

Purchases and Redemptions. Shares of the Portfolio are available at net asset value through selected financial services firms. The minimum initial investment for the Portfolio is $250,000 and the minimum subsequent investment is $100. See "Purchase of Shares." Shares may be redeemed at the net asset value next determined after receipt by Kemper Service Company, ("KSvC," or the "Shareholder Service Agent") the Fund's Shareholder Service Agent of a request to redeem in proper form. Shares may be redeemed by written request or by using one of the Fund's expedited redemption procedures. See "Redemption of Shares."

Dividends. Dividends are declared daily and paid monthly. Dividends are automatically reinvested in additional Shares of the Portfolio, unless the shareholder makes a different election. See "Dividends and Taxes."

General Information and Capital. The Fund is organized as a business trust under the laws of Massachusetts and may issue an unlimited number of shares of beneficial interest. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings; but will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. See "Capital Structure."

SUMMARY OF EXPENSES

This information is designed to help you understand the various costs and expenses of investing in the Shares of the Portfolio.(1)

Shareholder Transaction Expenses (2)........................................None


Annual Fund Operating Expenses                                  Money Market
(after fee waiver and expense absorption)                        Portfolio
(as a percentage of average net assets)                        Institutional
                                                                   Shares
Management Fees............................................        0.10%
Other Expenses.(including an administrative services
  fee of 0.15%.............................................            %
                                                                   -----

Total Operating Expenses...................................            %
                                                                   =====

(1) The information set forth on this page relates only to the Shares. The Fund also offers three other classes of shares in the Portfolio, which have different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services.

(2) Investment dealers and other firms may independently charge shareholders additional fees; please see their materials for details.

Example                                                       1 Year      3 Years     5 Years     10 Years
-------                                                       ------      -------     -------     --------

You would pay the following expenses on a $1,000
investment in Institutional Shares, assuming (1) 5%
annual return and (2) redemption at the end of each time        $           $           $           $
period:

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. As discussed more fully under "Investment Manager and Shareholder Services," the Fund's investment manager has agreed to waive temporarily its management fee and reimburse or pay operating expenses of the Portfolio to the extent, if any, that such expenses as defined, exceed 1.00% of average daily net assets of the Portfolio. From time to time, the Adviser may voluntarily waive fees and absorb certain additional operating expenses of the Portfolio. "Other Expenses" does not reflect the effect of this additional expense absorption. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Portfolio. The example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Fund is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. It is designed for investors who seek maximum current income consistent with stability of capital. The Fund pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Fund is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios including the Money Market Portfolio. The Portfolio is divided into separate shares including Institutional Shares which are offered herein. Because the Fund combines its shareholders' money, it can buy and sell large blocks of securities, which reduces transaction costs and maximizes yields. The Fund is managed by investment professionals who analyze market trends to take advantage of changing conditions and who seek to minimize risk by diversifying the Portfolio's investments. The Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. However, because of their short maturities, liquidity and high quality ratings, high quality money market instruments, such as those in which the Portfolio invests, are generally considered to be among the safest available. Thus, the Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing exclusively in the following types of U.S. Dollar-denominated money market instruments that mature in 12 months or less:

     1. Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

     2. Bank certificates of deposit, time deposits or bankers' acceptances of U.S. banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

     3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their U.S. and foreign branches) having total assets in excess of $10 billion.

     4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund's investment manager. Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix-- Ratings of Investments" in the Statement of Additional Information.

     5. Repurchase agreements of obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). See "Net Asset Value."

The Portfolio will normally invest at least 25% of its assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the investment manager temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of U.S. banks, or obligations issued by foreign entities, including foreign banks, involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of U.S. banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of Federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to U.S. banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration that is afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The investment manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in
Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities discussed under "The Fund" below. The investment manager monitors the liquidity of the Portfolio's investments in Section 4(2) paper on a continuous basis.

The Portfolio may invest in high quality participation certificates ("certificates") representing undivided interests in trusts that hold the Portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. See "The Fund" below for a discussion of "Variable Rate Securities." A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the certificates. Payments of principal and interest on the certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

The Fund. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of such Portfolio's net assets valued at the time of the transaction would be invested in such securities.

The Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The Portfolio may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. Any such borrowings under this provision will not be collateralized. No Portfolio will borrow for leverage purposes.

The Fund has adopted for the Portfolio certain investment restrictions that are presented in the Statement of Additional Information and that, together with the investment objective and policies of the Portfolio cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means with respect to the Portfolio the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio.

NET ASSET VALUE

The net asset value per share of the Shares of the Portfolio is calculated by dividing the total assets attributable to the Shares of the Portfolio less its liabilities by the total number of its Shares outstanding. The net asset value per share of the Shares of the Portfolio is determined on each day the New York Stock Exchange ("Exchange") is open for trading, at 11:00 a.m., 1:00 p.m. and 3:00 p.m. Shares of the Portfolio are sold at the net asset value next determined after an order and payment are received in the form described under "Purchase of Shares." Orders received by dealers or other financial services firms prior to the 8:00 p.m. determination of net asset value for the Portfolio and received by KDI, the primary administrator, distributor and principal underwriter for the Fund, prior to the close of its business day can be confirmed at the 8:00 p.m. determination of net asset value for that day. Such transactions are settled by payment of Federal funds in accordance with procedures established by KDI. The Portfolio seeks to maintain its net asset value at $1.00 per share.

The Portfolio values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the 1940 Act, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market-based values. Market-based valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the Portfolio's net asset value per share calculated by reference to market-based values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Portfolio purchases only securities with a maturity of one year or less and maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

PURCHASE OF SHARES

Shares of the Portfolio are sold at net asset value through selected financial services firms, such as broker-dealers and banks ("firms"). The Fund has established a minimum initial investment for Shares of the Portfolio of $250,000 and $100 for subsequent investments, but these minimums may be changed at any time in management's discretion. Firms offering Fund shares may set higher minimums for accounts they service and may change such minimums at their discretion.

The Fund seeks to have its Portfolio as fully invested as possible at all times in order to achieve maximum income. Since the Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), the Fund has adopted procedures for the convenience of its shareholders and to ensure that the Portfolio receives investable funds.

Orders for purchase of Shares of the Portfolio will be accepted only by wire transfer in the form of Federal Funds. Purchases will be effected at the next determined net asset value. Shares purchased by wire will receive (i) that day's dividend if effected at or prior to the 4:00 p.m. Eastern Standard Time ("EST");
(ii) the dividend for the next calendar day if effected at the 3:00 p.m. or 8:00 p.m. Chicago time net asset value determination provided such payment is received by 3:00 p.m. Chicago time; or (iii) the dividend for the next business day if effected at the 8:00 p.m. Chicago time net asset value determination for that day. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Federal Funds wires should be directed to United Missouri Bank of Kansas City, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to appropriate Fund bank account (CAT Money Market Fund 46: 98-0119-980-3).

Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Fund shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation through the Fund's Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.

Other Information. The Fund reserves the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders, without prior notice. The Fund also reserves the right at any time to waive or increase the minimum investment requirements. All orders to purchase shares of the Portfolio are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 million is subject to prior approval by the Fund. Share certificates are issued only on request. A $10 service fee will be charged when a check for the purchase of shares is returned because of insufficient or uncollected funds or a stop payment order.

Shareholders should direct their inquiries to the firm from which they received this prospectus or to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005.

REDEMPTION OF SHARES

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, Shares of the Portfolio will be redeemed by the Fund at the next determined net asset value. If processed at 4:00 p.m. EST, the shareholder will receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their Shares of the Portfolio will receive the net asset value of such Shares and all declared but unpaid dividends on such Shares.

If Shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Fund may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem an account that falls below $100,000. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Fund redeems the shareholder account.

Firms provide varying arrangements for their clients to redeem Fund shares. Such firms may independently establish and charge additional amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Service Company, P.O. Box 419153, Kansas City, Missouri 64141-6153. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees, or guardians.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-231-8568. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 11:00 a.m. Chicago time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

SPECIAL FEATURES

Certain firms that offer shares of the Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Information about the following special features is contained in the Statement of Additional Information; and further information may be obtained without charge from KDI: Tax Sheltered Retirement Programs; Systematic Withdrawal Program; Exchange Privilege and Automated Clearing House Programs.

DIVIDENDS AND TAXES

Dividends are declared daily and paid monthly. Shareholders may select one of the following ways to receive dividends.

1. Reinvest Dividends at net asset value into additional Shares of the Portfolio. Dividends are normally reinvested on the 21st of each month if a business day, otherwise on the next business day. Dividends will be reinvested unless the shareholder elects to receive them in cash.

2. Receive Dividends in Cash, if so requested. Checks will be mailed monthly to the shareholder or any person designated by the shareholder.

The Portfolio reinvests dividend checks (and future dividends) in Shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in Shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the Portfolio do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Fund may adjust its schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

The Portfolio is required by law to withhold 31% of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisers regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

INVESTMENT MANAGER AND SHAREHOLDER SERVICES

Investment Manager. Scudder Kemper Investments, Inc. ("Scudder Kemper"), 345 Park Avenue, New York, New York, is the investment manager of the Funds and provides the Funds with continuous professional investment supervision. Scudder Kemper has been engaged in the management of investment funds for more than seventy years and is one of the largest investment managers in the country with more than $230 billion in assets under management.

Scudder Kemper is an indirect subsidiary of Zurich Financial Services, Inc., a newly formed global insurance and financial services company. Zurich Financial Services, Inc. owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees. The Zurich family of companies manages over $[___] billion in assets worldwide.

Responsibility for overall management of the Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by the Adviser. The investment management agreement provides that the Adviser shall act as the Fund's investment adviser, manage its investments and provide it with various services and facilities. For the services and facilities furnished to the Fund, the Fund pays the Adviser a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of all the investment portfolios of the Fund, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of all the investment portfolios of the Fund over $3 billion. The Adviser has agreed to waive temporarily its management fee and/or absorb operating expenses of the Portfolio to the extent, if any, that they exceed 1.00% of the Portfolio's average daily net assets. For this purpose, Portfolio operating expenses do not include taxes, interest, extraordinary expenses, brokerage commissions or transaction costs. Upon notice to the Fund, the Adviser may at any time terminate this waiver or absorption of operating expenses. In addition, from time to time, the Adviser may voluntarily absorb certain additional operating expenses of the Portfolios. The level of this voluntary expense absorption shall be in the Adviser's discretion and is in addition to the Adviser's agreement to absorb temporarily certain operating expenses of the Portfolios described above.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in The Adviser) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share of the Portfolio and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services; however, subject to Board approval, at some time in the future SFAC may seek payment for its services under its agreement with the Fund.

Year 2000 Compliance. Like other mutual funds and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to address successfully the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Adviser has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

Distributor and Administrator. Pursuant to an underwriting and distribution agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Adviser, serves as distributor and principal underwriter for the Fund to provide information and services for existing and potential shareholders. The distribution agreement provides that KDI shall appoint various financial services firms to provide a cash management service for their customers or clients through the Fund. KDI receives no compensation from the Fund as principal underwriter for the Shares and pays all expenses of distributions of the Shares not otherwise paid by dealers and other firms.

KDI also provides information and administrative services for shareholders of the Shares pursuant to an administration services agreement. For services under the administrative agreement, the Portfolio pays KDI a fee, payable monthly, at the annual rate of up to 0.15% of average daily net assets of the Portfolio. KDI may engage other firms to provide information and administrative services for shareholders of the Portfolio. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. KDI pays each such firm a service fee at an annual rate of up to 0.15% of net assets of Shares maintained and serviced by the firm. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

KDI also has agreements with banking firms to provide administrative and other services, except for certain underwriting or distribution services that banks may be prohibited from providing under the Glass-Steagall Act, for their clients who wish to invest in the Fund. If the Glass-Steagall Act should prevent banking firms from acting in any capacity or providing any of the described services, management will consider what action, if any, is appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law.

Custodian, Transfer Agent and Shareholder Service Agent. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC also is the Fund's transfer and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105, an affiliate of the Adviser, serves as Shareholder Service Agent of the Fund.

PERFORMANCE

The Fund may advertise several types of performance information including "yield" and "effective yield" for Institutional Shares. Each of these figures is based upon historical earnings and is not representative of the future performance of the Shares. The yield of the Shares refers to the net investment income generated by a hypothetical investment in the Shares over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

The performance of the Shares may be compared to that of other money market mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. The performance of the Shares and its relative size may be compared to other money market mutual funds as reported by IBC/Financial Data, Inc.(R) or Money Market Insight(R), reporting services on money market funds. Investors may want to compare the performance of the Shares to that of various bank products as reported by BANK RATE MONITOR(TM), a financial reporting service that weekly publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts or various certificate of deposit indexes. The performance of the Shares also may be compared to that of U.S. Treasury bills and notes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. In addition, investors may want to compare the Portfolio's performance to the Consumer Price Index either directly or by calculating its "real rate of return," which is adjusted for the effects of inflation.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. The Fund may depict the historical performance of the securities in which the Portfolio may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

The yield of the Shares will fluctuate. Fund Shares are not insured. Additional information concerning the performance of the Shares appears in the Statement of Additional Information.

CAPITAL STRUCTURE

The Fund is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on September 7, 1989. The Fund may issue an unlimited number of shares of beneficial interest in one or more series ("Portfolios"), all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable. Since the Fund offers multiple Portfolios, it is known as a "series company." Currently, the Fund offers the Shares of the Portfolio and three other classes of shares of the Portfolio. These other classes consist of the Service Shares, Retail Shares and Premier Shares, which have different expenses that may affect performance. In addition, the Fund offers Service Shares of two other portfolios: the Government Portfolio and the Tax-Exempt Portfolio. Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Generally, each class of shares issued by a particular Portfolio would differ as to the allocation of certain expenses of the Portfolio, such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. Shares of a Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Fund, shareholders may remove trustees. Shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the Investment Company Act of 1940, such as for the election of trustees, or when the Board of Trustees determines that voting by class is appropriate.

Cash Account Trust
222 South Riverside Plaza
Chicago, Illinois 60606



                                TABLE OF CONTENTS
SUMMARY.....................................................................3
SUMMARY OF EXPENSES.........................................................3
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS............................4
NET ASSET VALUE.............................................................6
PURCHASE OF SHARES..........................................................7
REDEMPTION OF SHARES........................................................8
SPECIAL FEATURES...........................................................10
DIVIDENDS AND TAXES........................................................10
INVESTMENT MANAGER AND SHAREHOLDER SERVICES................................11
PERFORMANCE................................................................12
CAPITAL STRUCTURE..........................................................13

Cash
Account
Trust

PROSPECTUS  January 15, 1999

CASH ACCOUNT TRUST
222 South Riverside Plaza, Chicago, Illinois 60606; 1-800-231-8568.


This prospectus contains information about the Premier Shares (the "Shares") of the Money Market Portfolio (the "Portfolio") offered by Cash Account Trust (the "Fund") that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information dated January 15, 1999, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Fund at the address or telephone number on this cover or the firm from which this prospectus was received.

The Fund is designed for investors who seek maximum current income to the extent consistent with stability of capital. The Money Market Portfolio invests exclusively in high quality money market instruments.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and is not a deposit or obligation of, or guaranteed or endorsed by, any bank. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CASH ACCOUNT TRUST
222 South Riverside Plaza, Chicago, Illinois 60606; Telephone 1-800-231-8568

SUMMARY

Investment   Objectives.   Cash  Account  Trust  (the  "Fund")  is  an  open-end
diversified management investment company. The Fund currently offers three investment portfolios including the Money Market Portfolio (the "Portfolio"). The Portfolio is divided into separate classes including the Premier Shares which are offered herein. The Portfolio invests in a portfolio of high quality short-term money market instruments consistent with its specific objective. The Portfolio seeks maximum current income to the extent consistent with stability of capital from a portfolio primarily of commercial paper and bank obligations. The Portfolio may use a variety of investment techniques, including the purchase of repurchase agreements and variable rate securities. The Portfolio seeks to maintain a net asset value of $1.00 per share. There is no assurance that the objective of the Portfolio will be achieved or that the Portfolio will be able to maintain a net asset value of $1.00 per share. See "Investment Objectives, Policies and Risk Factors."

Investment Manager and Shareholder Services. Scudder Kemper Investments, Inc. (the "Adviser") is the investment manager for the Fund and provides the Fund with continuous professional investment supervision. The Adviser is paid a monthly investment management fee on a graduated basis ranging from 1/12 of 0.22% of the first $500 million of combined average daily net assets of all investment portfolios of the Fund to 0.15% of the combined average daily net assets of all investment portfolios of the Fund over $3 billion. Kemper
Distributors, Inc. ("KDI"), an affiliate of the Adviser, is the primary administrator, distributor and principal underwriter of the Fund and, as such, provides information and services for existing and potential shareholders and acts as agent of the Fund in the sale of its shares. See "Investment Manager and Shareholder Services."

Purchases and Redemptions. Shares of the Portfolio are available at net asset value through selected financial services firms. The minimum initial investment for the Portfolio is $25,000 [and the minimum subsequent investment is $100]. See "Purchase of Shares." Shares may be redeemed at the net asset value next determined after receipt by Kemper Service Company, ("KSvC," or the "Shareholder Service Agent") the Fund's Shareholder Service Agent of a request to redeem in proper form. Shares may be redeemed by written request or by using one of the Fund's expedited redemption procedures. See "Redemption of Shares."

Dividends. Dividends are declared daily and paid monthly. Dividends are automatically reinvested in additional Shares of the Portfolio, unless the shareholder makes a different election. See "Dividends and Taxes."

General Information and Capital. The Fund is organized as a business trust under the laws of Massachusetts and may issue an unlimited number of shares of beneficial interest. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings; but will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. See "Capital Structure."

SUMMARY OF EXPENSES

This information is designed to help you understand the various costs and expenses of investing in the Shares of the Portfolio.(1)

Shareholder Transaction Expenses (2)........................................None


Annual Fund Operating Expenses                                   Money Market
(after fee waiver and expense absorption)                     Portfolio Premier
(as a percentage of average net assets)                             Shares
Management Fees.............................................        0.10%
Other Expenses (including an administrative services fee
     of 0.25%)..............................................            %
                                                                    -----
Total Operating Expenses....................................            %
                                                                    =====

(1) The information set forth on this page relates only to the Shares. The Fund also offers three other classes of shares in the Portfolio, which have different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services.

(2) Investment dealers and other firms may independently charge shareholders additional fees; please see their materials for details.

Example                                                       1 Year      3 Years     5 Years     10 Years
-------                                                       ------      -------     -------     --------

You would pay the following expenses on a $1,000
Portfolio investment,  assuming (1) 5% annual return and
(2) redemption at the end of each time period:                  $           $           $           $

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. As discussed more fully under "Investment Manager and Shareholder Services," the Fund's investment manager has agreed to waive temporarily its management fee and reimburse or pay operating expenses of the Portfolio to the extent, if any, that such expenses as defined, exceed 1.00% of average daily net assets of the Portfolio. From time to time, the Adviser may voluntarily waive fees and absorb certain additional operating expenses of the Portfolio. "Other Expenses" does not reflect the effect of this additional expense absorption. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Portfolio. The example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Fund is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. It is designed for investors who seek maximum current income consistent with stability of capital. The Fund pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Fund is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios including the Money Market Portfolio. The Portfolio is divided into separate shares including the Premier Shares which are offered herein. Because the Fund combines its shareholders' money, it can buy and sell large blocks of securities, which reduces transaction costs and maximizes yields. The Fund is managed by investment professionals who analyze market trends to take advantage of changing conditions and who seek to minimize risk by diversifying the Portfolio's investments. The Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. However, because of their short maturities, liquidity and high quality ratings, high quality money market instruments, such as those in which the Portfolio invests, are generally considered to be among the safest available. Thus, the Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing exclusively in the following types of U.S. Dollar-denominated money market instruments that mature in 12 months or less:

     1. Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

     2. Bank certificates of deposit, time deposits or bankers' acceptances of U.S. banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

     3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their U.S. and foreign branches) having total assets in excess of $10 billion.

     4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund's investment manager. Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix -- Ratings of Investments" in the Statement of Additional Information.

     5. Repurchase agreements of obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). See "Net Asset Value."

The Portfolio will normally invest at least 25% of its assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the investment manager temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of U.S. banks, or obligations issued by foreign entities, including foreign banks, involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of U.S. banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of Federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to U.S. banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration that is afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The investment manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in
Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities discussed under "The Fund" below. The investment manager monitors the liquidity of the Portfolio's investments in Section 4(2) paper on a continuous basis.

The Portfolio may invest in high quality participation certificates ("certificates") representing undivided interests in trusts that hold the Portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. See "The Fund" below for a discussion of "Variable Rate Securities." A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the certificates. Payments of principal and interest on the certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

The Fund. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of such Portfolio's net assets valued at the time of the transaction would be invested in such securities.

The Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The Portfolio may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. Any such borrowings under this provision will not be collateralized. No Portfolio will borrow for leverage purposes.

The Fund has adopted for the Portfolio certain investment restrictions that are presented in the Statement of Additional Information and that, together with the investment objective and policies of the Portfolio cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means with respect to the Portfolio the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio.

NET ASSET VALUE

The net asset value per share of the Shares of the Portfolio is calculated by dividing the total assets attributable to the Shares of the Portfolio less its liabilities by the total number of its Shares outstanding. The net asset value per share of the Shares of the Portfolio is determined on each day the New York Stock Exchange ("Exchange") is open for trading, at 11:00 a.m., 1:00 p.m. and 3:00 p.m. Shares of the Portfolio are sold at the net asset value next determined after an order and payment are received in the form described under "Purchase of Shares." Orders received by dealers or other financial services firms prior to the 8:00 p.m. determination of net asset value for the Portfolio and received by KDI, the primary administrator, distributor and principal underwriter for the Fund, prior to the close of its business day can be confirmed at the 8:00 p.m. determination of net asset value for that day. Such transactions are settled by payment of Federal funds in accordance with procedures established by KDI. The Portfolio seeks to maintain its net asset value at $1.00 per share.

The Portfolio values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the 1940 Act, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market-based values. Market-based valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the Portfolio's net asset value per share calculated by reference to market-based values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Portfolio purchases only securities with a maturity of one year or less and maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

PURCHASE OF SHARES

Shares of the Portfolio are sold at net asset value through selected financial services firms, such as broker-dealers and banks ("firms"). The Fund has established a minimum initial investment for Shares of the Portfolio of $25,000 and [$100 for subsequent investments], but these minimums may be changed at any time in management's discretion. Firms offering Fund shares may set higher minimums for accounts they service and may change such minimums at their discretion.

The Fund seeks to have its Portfolio as fully invested as possible at all times in order to achieve maximum income. Since the Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), the Fund has adopted procedures for the convenience of its shareholders and to ensure that the Portfolio receives investable funds.

Orders for purchase of Shares of the Portfolio received by wire transfer in the form of Federal Funds will be effected at the next determined net asset value. Shares purchased by wire will receive (i) that day's dividend if effected at or prior to the 1:00 p.m. Chicago time net asset value determination; (ii) the dividend for the next calendar day if effected at the 3:00 p.m. or 8:00 p.m. Chicago time net asset value determination provided such payment is received by 3:00 p.m. Chicago time; or (iii) the dividend for the next business day if effected at the 8:00 p.m. Chicago time net asset value determination for that day. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Chicago time on the next business day following receipt and such Shares will receive the dividend for the next calendar day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before Shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

If payment is wired in Federal Funds, the payment should be directed to United Missouri Bank of Kansas City, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to appropriate Fund bank account (CAT Money Market Fund 46: 98-0119-980-3).

Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Fund shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation through the Fund's Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.

Other Information. The Fund reserves the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders, without prior notice. The Fund also reserves the right at any time to waive or increase the minimum investment requirements. All orders to purchase shares of the Portfolio are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 million is subject to prior approval by the Fund. Share certificates are issued only on request. A $10 service fee will be charged when a check for the purchase of shares is returned because of insufficient or uncollected funds or a stop payment order.

Shareholders should direct their inquiries to the firm from which they received this prospectus or to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005.

REDEMPTION OF SHARES

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, Shares of the Portfolio will be redeemed by the Fund at the next determined net asset value. If processed at 3:00 p.m. Chicago time, the shareholder will receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their Shares of the Portfolio will receive the net asset value of such Shares and all declared but unpaid dividends on such Shares.

If Shares of the Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Fund may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. Shareholders may not use expedited redemption procedures (wire transfer or Redemption Check) until the shares being redeemed have been owned for at least 10 days, and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If Shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Fund may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem an account that falls below the minimum investment level, currently $25,000. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Fund redeems the shareholder account.

Firms provide varying arrangements for their clients to redeem Fund shares. Such firms may independently establish and charge additional amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Service Company, P.O. Box 419153, Kansas City, Missouri 64141-6153. When certificates for shares have been issued, they must be mailed to or deposited with the

Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees, or guardians.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian or custodian account holders provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-231-8568. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 11:00 a.m. Chicago time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

Expedited Redemptions by Draft. Upon request, shareholders will be provided with drafts to be drawn on the Fund ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Information Form which is available from the Fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Fund. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Fund.

Unless one signer is authorized on the Account Information Form, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on the Fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificated form. The Fund reserves the right to terminate or modify this privilege at any time.

The Fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

SPECIAL FEATURES

Certain firms that offer shares of the Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Information about the following special features is contained in the Statement of Additional Information; and further information may be obtained without charge from KDI: Tax Sheltered Retirement Programs; Systematic Withdrawal Program; Exchange Privilege and Automated Clearing House Programs.

DIVIDENDS AND TAXES

Dividends are declared daily and paid monthly. Shareholders may select one of the following ways to receive dividends.

     1. Reinvest Dividends at net asset value into additional Shares of the Portfolio. Dividends are normally reinvested on the 21st of each month if a business day, otherwise on the next business day. Dividends will be reinvested unless the shareholder elects to receive them in cash.

     2.   Receive  Dividends  in Cash,  if so  requested.  Checks will be mailed
          monthly  to  the   shareholder   or  any  person   designated  by  the
          shareholder.

The Portfolio reinvests dividend checks (and future dividends) in Shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in Shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the Portfolio do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Fund may adjust its schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

The Portfolio is required by law to withhold 31% of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisers regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

INVESTMENT MANAGER AND SHAREHOLDER SERVICES

Investment Manager. Scudder Kemper Investments, Inc. ("Scudder Kemper"), 345 Park Avenue, New York, New York, is the investment manager of the Funds and provides the Funds with continuous professional investment supervision. Scudder Kemper has been engaged in the management of investment funds for more than seventy years and is one of the largest investment managers in the country with more than $230 billion in assets under management.

Scudder Kemper is an indirect subsidiary of Zurich Financial Services, Inc., a newly formed global insurance and financial services company. Zurich Financial Services, Inc. owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees. The Zurich family of companies manages over $[___] billion in assets worldwide.

Responsibility for overall management of the Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by the Adviser. The investment management agreement provides that the Adviser shall act as the Fund's investment adviser, manage its investments and provide it with various services and facilities. For the services and facilities furnished to the Fund, the Fund pays the Adviser a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of all the investment portfolios of the Fund, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of all the investment portfolios of the Fund over $3 billion. The Adviser has agreed to waive temporarily its management fee and/or absorb operating expenses of the Portfolio to the extent, if any, that they exceed 1.00% of the Portfolio's average daily net assets. For this purpose, Portfolio operating expenses do not include taxes, interest, extraordinary expenses, brokerage commissions or transaction costs. Upon notice to the Fund, the Adviser may at any time terminate this waiver or absorption of operating expenses. In addition, from time to time, the Adviser may voluntarily absorb certain additional operating expenses of the Portfolios. The level of this voluntary expense absorption shall be in the Adviser's discretion and is in addition to the Adviser's agreement to absorb temporarily certain operating expenses of the Portfolios described above.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in The Adviser) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share of the Portfolio and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services; however, subject to Board approval, at some time in the future SFAC may seek payment for its services under its agreement with the Fund.

Year 2000 Compliance. Like other mutual funds and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to address successfully the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Adviser has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

Distributor and Administrator. Pursuant to an underwriting and distribution agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Adviser, serves as distributor and principal underwriter for the Fund to provide information and services for existing and potential shareholders. The distribution agreement provides that KDI shall appoint various financial services firms to provide a cash management service for their customers or clients through the Fund. KDI receives no compensation from the Fund as principal underwriter for the Shares and pays all expenses of distributions of the Shares not otherwise paid by dealers and other firms.

KDI also provides information and administrative services for shareholders of the Shares pursuant to an administration services agreement. For services under the administrative agreement, the Portfolio pays KDI a fee, payable monthly, at the annual rate of up to 0.15% of average daily net assets of the Portfolio. KDI may engage other firms to provide information and administrative services for shareholders of the Portfolio. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. KDI pays each such firm a service fee at an annual rate of up to 0.15% of net assets of Shares maintained and serviced by the firm. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

KDI also has agreements with banking firms to provide administrative and other services, except for certain underwriting or distribution services that banks may be prohibited from providing under the Glass-Steagall Act, for their clients who wish to invest in the Fund. If the Glass-Steagall Act should prevent banking firms from acting in any capacity or providing any of the described services, management will consider what action, if any, is appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law.

Custodian, Transfer Agent and Shareholder Service Agent. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC also is the Fund's transfer and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105, an affiliate of the Adviser, serves as Shareholder Service Agent of the Fund.

PERFORMANCE

The Fund may advertise several types of performance information including "yield" and "effective yield" of Premier Shares. Each of these figures is based upon historical earnings and is not representative of the future performance of the Shares. The yield of the Shares refers to the net investment income generated by a hypothetical investment in the Shares over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

The performance of the Shares may be compared to that of other money market mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. The performance of the Shares and its relative size may be compared to other money market mutual funds as reported by IBC/Financial Data, Inc.(R) or Money Market Insight(R), reporting services on money market funds. Investors may want to compare the performance of the Shares to that of various bank products as reported by BANK RATE MONITOR(TM), a financial reporting service that weekly publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts or various certificate of deposit indexes. The performance of the Shares also may be compared to that of U.S. Treasury bills and notes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. In addition, investors may want to compare the Portfolio's performance to the Consumer Price Index either directly or by calculating its "real rate of return," which is adjusted for the effects of inflation.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. The Fund may depict the historical performance of the securities in which the Portfolio may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

The yield of the Shares will fluctuate. Fund Shares are not insured. Additional information concerning the Portfolio's performance appears in the Statement of Additional Information.

CAPITAL STRUCTURE

The Fund is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on September 7, 1989. The Fund may issue an unlimited number of shares of beneficial interest in one or more series ("Portfolios"), all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable. Since the Fund offers multiple Portfolios, it is known as a "series company." Currently, the Fund offers the Shares of the Portfolio and three other classes of shares of the Portfolio. These other classes consist of Service Shares, Retail Shares and Institutional Money Market Shares, which have different expenses that may affect performance. In addition, the Fund also offers Service Shares of two other Portfolios: the Government Portfolio and the Tax-Exempt Portfolio. Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Generally, each class of shares issued by a particular Portfolio would differ as to the allocation of certain expenses of the Portfolio, such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. Shares of a Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Fund, shareholders may remove trustees. Shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the Investment Company Act of 1940, such as for the election of trustees, or when the Board of Trustees determines that voting by class is appropriate.

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 15, 1999


                               CASH ACCOUNT TRUST
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-231-8568


This Statement of Additional Information contains information about the Service Shares ("Shares") class of each of the Money Market Portfolio, Government Portfolio and Tax-Exempt Portfolio offered by Cash Account Trust (the "Fund"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Cash Account Trust dated January 15, 1999. The prospectus may be obtained without charge from the Fund.



                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS.......................................................2
MUNICIPAL SECURITIES..........................................................4
INVESTMENT MANAGER AND SHAREHOLDER SERVICES...................................5
PORTFOLIO TRANSACTIONS........................................................8
PURCHASE AND REDEMPTION OF SHARES.............................................9
DIVIDENDS, NET ASSET VALUE AND TAXES.........................................10
PERFORMANCE..................................................................11
OFFICERS AND TRUSTEES........................................................14
SPECIAL FEATURES.............................................................16
SHAREHOLDER RIGHTS...........................................................18
APPENDIX -- RATINGS OF INVESTMENTS...........................................19


The financial statements appearing in the Fund's 1998 Annual Report to Shareholders are incorporated herein by reference. The Fund's Annual Report accompanies this Statement of Additional Information.

INVESTMENT RESTRICTIONS

The Fund has adopted for the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio certain investment restrictions which, together with the investment objective and policies of each Portfolio, cannot be changed for a Portfolio without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio.

The Money Market Portfolio and the Government Securities Portfolio individually may not:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

     (2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

     (3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

     (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

     (6)  Write, purchase or sell puts, calls or combinations thereof.

     (7) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (8) Invest for the purpose of exercising control or management of another issuer.

     (9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (12) Issue senior securities as defined in the Investment Company Act of 1940.

Additionally, the Money Market Portfolio may not:

     (13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment adviser, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

The Tax-Exempt Portfolio may not:

     (1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

     (2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

     (3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

     (5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

     (6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase Municipal Securities subject to Standby Commitments in accordance with its investment objective and policies.

     (7) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (8) Invest for the purpose of exercising control or management of another issuer.

     (9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in Municipal Securities secured by real estate or interests therein.

     (10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs or leases.

     (11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (12) Issue senior securities as defined in the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The
Portfolios did not borrow in the latest fiscal period and have no present intention of borrowing during the coming year as permitted for each Portfolio by investment restriction number 4. In any event, borrowings would only be made as permitted by such restrictions. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds. The Money Market Portfolio and the Government Securities Portfolio of the Fund, as a non-fundamental policy that may be changed without shareholder vote, individually may not:

          (i)  Purchase  securities  of other  investment  companies,  except in
               connection  with  a  merger,  consolidation,   reorganization  or
               acquisition of assets.


In addition, the Tax-Exempt Portfolio of the Fund, as a non-fundamental policy that may be changed without shareholder vote, may not:


          (i)  Purchase  securities  of other  investment  companies,  except in
               connection  with  a  merger,  consolidation,   reorganization  or
               acquisition of assets.


MUNICIPAL SECURITIES

Municipal Securities which the Tax-Exempt Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current Federal tax laws place substantial limitations on the size of such issues.

Municipal Securities generally are classified as "general obligation" or "revenue." General obligation notes are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue notes are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Tax-Exempt Portfolio may purchase other Municipal

Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

INVESTMENT MANAGER AND SHAREHOLDER SERVICES


Investment Manager. Scudder Kemper Investments, Inc. (the "Adviser"), 345 Park Avenue, New York, New York, is the Fund's investment manager. The Adviser is approximately 70% owned by Zurich Financial Services, Inc., a newly formed global insurance and financial services company. Its officers and employees own the balance of the Adviser. Pursuant to the investment management agreement, the Adviser acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund pays the expenses of its operations, including the fees and expenses of its independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, costs of calculating net asset value and maintaining all accounting records thereto, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization. The Fund's expenses generally are allocated among the Portfolios on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio are charged to that Portfolio.


The investment management agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The investment management agreement continues in effect from year to year for each Portfolio subject thereto so long as its continuation is approved at least annually by (a) a majority vote of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, cast in person at a meeting called for such purpose, and
(b) the shareholders of each Portfolio subject thereto or the Board of Trustees. If continuation is not approved for a Portfolio, the investment management agreement nevertheless may continue in effect for any Portfolio for which it is approved and the Adviser may continue to serve as investment manager for the Portfolio for which it is not approved to the extent permitted by the Investment Company Act of 1940. The agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Portfolio subject thereto with respect to that Portfolio, and will terminate automatically upon assignment. Additional Portfolios may be subject to different agreements.


At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc. ("ZKI"), a former subsidiary of Zurich and the former investment manager to the Fund and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees. Zurich is a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in The Adviser) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, the Fund's existing investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with the Adviser, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and will be submitted for shareholder approval at a special meeting currently scheduled to conclude in December 1998.


For the services and facilities furnished to the Money Market, Government Securities and Tax-Exempt Portfolios, the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The Adviser has agreed to reimburse the Fund should all operating expenses of the Fund, including the investment management fees of the Adviser but excluding taxes, interest, distribution services fees, extraordinary expenses, brokerage commissions or transaction costs and any other properly excludable expenses, exceed the applicable state expense limitations. Currently, there are no state expense limitations in effect. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each. Pursuant to the investment management agreement, the Money Market, Government Securities and Tax-Exempt Portfolios paid the Adviser fees of $1,888,000, $1,020,000 and $530,,000 respectively, for the fiscal year ended April 30, 1998; $975,000, $483,000 and $69,000, respectively, for the fiscal year ended April 30, 1997 and $677,000, $102,000 and $26,000, respectively, for the fiscal year ended April 30, 1996. The Adviser has agreed to waive temporarily its management fee and absorb certain operating expenses of the Portfolios to the extent described in the prospectus. See "Investment Manager and Shareholder Services" in the prospectus. If the fee waiver had not been in effect the Adviser would have received investment management fees from the Money Market, Government Securities and Tax-Exempt Portfolios of $2,463,000, $1,301,000 and $630,000, respectively, for the fiscal year ended April 30, 1998, and $1,150,000, $744,000 and $212,000, respectively, for the fiscal year ended April 30, 1997 and $891,000, $386,000 and $153,000, respectively, for the fiscal year ended April 30, 1996. The Adviser waived or absorbed operating expenses for the Money Market, Government Securities and Tax-Exempt Portfolios of $1,253,000, $281,000 and $100,000, respectively, for the year ended April 30, 1998; $175,000, $261,000 and $143,000, respectively, for the fiscal year ended April 30, 1997; and $214,000, $288,000 and $139,000, respectively, for the fiscal year ended April 30, 1996.

Certain officers or trustees of the Fund are also directors or officers of the Adviser as indicated under "Officers and Trustees."

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share of the Fund and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.


Distributor and Administrator. Pursuant to an administration, shareholder services and distribution agreement ("distribution agreement"), Kemper
Distributors, Inc. ("KDI") serves as primary administrator and principal underwriter for the Fund to provide information and services for existing and potential shareholders. The distribution agreement provides that KDI shall appoint various firms to provide cash management services for their customers or clients through the Fund. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. The Fund has adopted a plan in accordance with Rule 12b-1 of the 1940 Act (the "12b-1 Plan"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the distribution agreement and pursuant to the 12b-1 Plan, the Fund pays KDI a distribution services fee, payable monthly, at the annual rate of 0.60% of average daily net assets with respect to the Shares of the Money Market and Government Securities Portfolios and 0.50% of average daily net assets with respect to the Shares of the Tax-Exempt Portfolio. Expenditures by KDI on behalf of the Portfolios need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.

As principal underwriter for the Fund, KDI acts as agent of the Fund in the sale of its Shares. KDI pays all its expenses under the distribution agreement including, without limitation, services fees to firms. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

KDI has related administration services and selling group agreements ("services agreements") with various firms to provide cash management and other services for Fund shareholders. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Fund shares of client account balances, answering routine inquiries regarding the Fund, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. KDI also may provide some of the above services for the Fund. KDI normally pays such firms for services at a maximum annual rate of 0.60% of average daily net assets of those accounts in the Shares of the Money Market and Government Securities Portfolios that they maintain and service and 0.50% of average daily net assets of those accounts in the Shares of the Tax-Exempt Portfolio that they maintain and service. KDI in its discretion may pay certain firms additional amounts. During the fiscal year ended April 30, 1998, the Shares of the Money Market, Government Securities and Tax-Exempt Portfolios paid distribution services fees of $7,193,000, $4,158,000 and $1,678,000, respectively. Of such amounts, KDI remitted pursuant to related services agreements $13,739,000 as service fees to firms. During the fiscal year ended April 30, 1998, KDI incurred underwriting, distribution and administrative expenses in the approximate amounts noted: service fees to firms ($13,739,000); advertising and literature ($0); prospectus printing ($0); marketing and sales expenses ($650,000) and other expenses ($0); for a total of $14,389,000. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense.


The distribution agreement and the 12b-1 Plan continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The distribution agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by KDI upon 60 days' written notice. Termination of the distribution agreement by the Fund may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Fund as defined under the 1940 Act. The 12b-1 Plan may not be amended to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plan. The 12b-1 Plan may be terminated at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Fund. The Portfolios of the Fund will vote separately with respect to the 12b-1 Plan.

Custodian, Transfer Agent and Shareholder Service Agent. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of the Adviser, serves as "Shareholder Service Agent." IFTC receives, as transfer agent, and pays to KSvC annual account fees of a maximum of $13 per account plus out-of-pocket expense reimbursement. During the fiscal year ended April 30, 1998, IFTC remitted shareholder service fees in the amount of $4,230,000 to KSvC as Shareholder Service Agent.

Independent Auditors and Reports to Shareholders. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel for the Fund.

PORTFOLIO TRANSACTIONS


Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund Shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund Shares. This may increase or decrease the yield of a Portfolio depending upon the Adviser's ability to correctly time and execute such transactions. Since a Portfolio's assets are invested in securities with short maturities, its portfolio will turn over several times a year. Securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, each Portfolio's portfolio turnover rate for reporting purposes should generally be zero.


The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities: the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of a Fund managed by the Adviser.

To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

The Board members for a Fund review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

PURCHASE AND REDEMPTION OF SHARES

Shares of a Portfolio are sold at their net asset value next determined after an order and payment are received in the form described in the Fund's prospectus. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Adviser and its affiliates. An investor wishing to open an account should use the Account Information Form available from the Fund or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will pay the redemption price in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees deems fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition could incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder of record.

DIVIDENDS, NET ASSET VALUE AND TAXES

Dividends. Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Portfolio at the net asset value normally on the 21st day of each month if a business day, otherwise on the next business day. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested without sales charge in shares of another Kemper Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other Kemper Mutual Funds. To use this privilege of investing Fund dividends in shares of another Kemper Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Fund and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio consists of
(a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of the Fund are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above.

Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which Investors Fiduciary Trust Company acts as trustee will be sent quarterly.

Net Asset Value. As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Taxes. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund portfolio which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons" to such users; such persons should consult their tax advisers before investing in the Tax-Exempt Portfolio.

The "Superfund Act of 1986" (the "Superfund Act") imposes a separate tax on corporations at a rate of 0.12 percent of the excess of such corporation's
"modified alternative minimum taxable income" over $2 million. A portion of tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, may be includable in modified alternative minimum taxable income. Corporate shareholders are advised to consult their tax advisers with respect to the consequences of the Superfund Act.

PERFORMANCE


As reflected in the prospectus, the historical performance calculation for a Portfolio may be shown in the form of "yield," "effective yield" and, for the Shares of the Tax-Exempt Portfolio only, "tax equivalent yield." These various measures of performance are described below. The Adviser has agreed to absorb temporarily certain operating expenses of the Portfolios to the extent described in the prospectus. Without this expense absorption, the performance results noted herein would have been lower.


Each Portfolio's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed for each Portfolio as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. For the seven day period ended April 30, 1998, the Money Market Portfolio's yield was 4.61%; the Government Securities Portfolio's yield was 4.59%; and the Tax-Exempt Portfolio's yield was 3.20%.

Each Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)^365/7-1. For the seven-day period ended April 30, 1998, the Money Market Portfolio's effective yield was 4.72%; the Government Securities Portfolio's effective yield was 4.70%; and the Tax-Exempt Portfolio's effective yield was 3.25%.


The tax equivalent yield of the Shares of the Tax-Exempt Portfolio is computed by dividing that portion of the Portfolio's yield (computed as described above) which is tax-exempt by (one minus the stated Federal income tax rate) and adding the product to that portion, if any, of the yield of the Portfolio that is not tax-exempt. Based upon an assumed marginal Federal income tax rate of 37.1% and the Shares of the Tax-Exempt Portfolio's yield computed as described above for the seven-day period ended April 30, 1998, the Tax-Exempt Portfolio's tax equivalent effective yield for the period was 5.17%. For additional information concerning tax-exempt yields, see "Tax-Exempt versus Taxable Yield" below.


Each Portfolio's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in the Portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Portfolio is held, but also on such matters as Portfolio expenses.


Investors have an extensive choice of money market funds and money market deposit accounts and the information below may be useful to investors who wish to compare the past performance of the Shares of the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio with that of their competitors. Past performance cannot be a guarantee of future results.


As indicated in the prospectus (see "Performance"), the performance of the Fund's Portfolios may be compared to that of other mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. A Portfolio's performance also may be compared to other money market funds as reported by IBC Financial Data, Inc. Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. As reported by IBC, all investment results represent total return (annualized results for the period net of management fees and expenses) and one-year investment results would be effective annual yields assuming reinvestment of dividends.

Lipper and IBC Financial Data, Inc. reported the following results for the Money Market Portfolio and the Government Securities Portfolio.


Lipper Analytical Services, Inc.                                        IBC Financial Data, Inc.
                       Money Market Portfolio's                                                      Average Yield All
   Period ended        Ranking vs. Money Market                                  Money Market      Taxable Money Market
     4/30/98               Instrument Funds                  Period            Portfolio's Yield           Funds
     -------               ----------------                  ------            -----------------           -----
                                                                                    4.65%                5.02%
3 Months                    239 out of 310          30 Days ended 4/30/98
1 Month                     236 out of 311          7 Days ended 4/28/98            4.63                 5.00

                        Government Securities                                                       Average Yield All
   Period ended      Portfolio's Ranking vs. U.S.                                 Government       Taxable Government
     4/30/98               Government Money                                       Securities           Money Funds
     -------                 Market Funds                    Period            Portfolio's Yield       -----------
                             ------------                    ------            -----------------
                                                                                    4.58%                4.85%
3 Months                    99 out of 114           30 Days ended 4/30/98
1 Month                     92 out of 115           7 Days ended 4/28/98            4.57                 4.82

The following investment comparisons are based upon information reported by Lipper and IBC Financial Data, Inc. In the comparison of the Tax-Exempt
Portfolio's  performance to the IBC Financial Data,  Inc.  Average Yield for All
Taxable  Money  Market Funds and to the Lipper  Money  Market  Instrument  Funds
Average, the performance of that Portfolio has been adjusted on a taxable equivalent basis assuming a marginal Federal tax rate of 37.1% (see "Tax-Exempt versus Taxable Yield" below for more information concerning taxable equivalent performance).

Lipper Analytical Services, Inc.                                        IBC Financial Data, Inc.
                        Tax Exempt Portfolio's                                                       Average Yield All
   Period ended     Ranking vs. Tax-Exempt Money                                  Tax Exempt          Tax-Free Money
     4/30/98                 Market Funds                    Period                Portfolio           Market Funds
     -------                 ------------                    ------                ---------           ------------
                                                                                    2.99%                3.23%
3 Months                    109 out of 135          30 Days ended 4/30/98
1 Month                     90 out of 135           7 Days ended 4/28/98            3.22                 3.47

                                                              Lipper
                                              Tax-Exempt      Money                        Tax-Exempt
                                 Lipper       Portfolio       Market                        Portfolio     Average Yield
                               Tax-Exempt      Taxable      Instrument                       Taxable       All Taxable
    Period       Tax-Exempt   Money Market    Equivalent      Funds                        Equivalent     Money Market
     ended       Portfolio    Fund Average     Basis**       Average         Period          Basis**          Funds
    4/30/98       ---------    ------------     -------       -------         ------          -------          -----
    -------

1 Month*           0.25%         0.26%          0.40%         0.40%       30 Days ended         4.75%          5.02%
                                                                             4/30/98
                                                                          7 Days ended          5.12           5.00
                                                                           4/28/98***

*    These results are not annualized.

**   Source: Scudder Kemper Investments (not reported in IBC or Lipper).


*** Yield shown for taxable funds is for the 7 days ended  4/28/98A


Portfolio's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, interest bearing checking accounts and 6-month maturity certificates of deposit as reported in the BANK RATE MONITOR National Index(TM) of 100 leading bank and thrift institutions as published by the BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408. The rates published by the BANK RATE MONITOR National Index(TM) are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large bank and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. With respect to money market deposit accounts and interest bearing checking accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited checkwriting while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution account deposits may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts share some liquidity features with money market mutual fund accounts but they may not offer all of the features available from a money market mutual fund, such as checkwriting. Bank passbook savings accounts normally offer a fixed rate of interest, while the yield of each Portfolio of the Fund fluctuates. Bank checking accounts normally do not pay interest but share some liquidity features with money market mutual fund accounts (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity normally will be subject to a penalty. In contrast, shares of a Portfolio are redeemable at the net asset value (normally $1.00 per share) next determined after a request is received, without charge.

Investors also may want to compare a Portfolio's performance to that of U.S. Treasury bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of U.S. Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments generally will fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. Each Portfolio's yield will fluctuate. Also, while each Portfolio seeks to maintain a net asset value per share of $1.00, there is no assurance that it will be able to do so.

Tax-Exempt versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 1998 tax rate schedules.

     Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income
                                is Under $124,500

                                                  Your
               Taxable Income                   Marginal                       A Tax-Exempt Yield of:
                                              Federal Tax
                                                               2%        3%         4%        5%         6%        7%
        Single                  Joint             Rate                  Is Equivalent to a Taxable Yield of:
--------------------------------------------------------------------------------------------------------------------------

$25,350 - $61,400        $42,350 - $102,300   28.0%         2.78      4.17       5.56      6.94       8.33      9.72
--------------------------------------------------------------------------------------------------------------- ----------
Over $61,400             Over $102,300        31.0          2.90      4.35       5.80      7.25       8.70      10.14


 Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Over $124,500*

                                                       Your                         A Tax-Exempt Yield of:
                                                     Marginal
                                                    Federal Tax   2%        3%         4%        5%         6%         7%
         Single                     Joint              Rate                  Is Equivalent to a Taxable Yield of:
-------------------------------------------------------------------------------------------------------------------------------

$61,400-$128,100           $ 102,300 - $155,950     31.9%        2.94      4.41       5.87      7.34       8.81       10.28
-------------------------------------------------------------------------------------------------------------------------------
$128,100-$278,450          $155,950 - $278,450      37.1         3.18      4.77       6.36      7.95       9.54       11.13
-------------------------------------------------------------------------------------------------------------------------------
Over $278,450              Over $278,450            40.8         3.38      5.07       6.76      8.45       10.14      11.82

* This table assumes a decrease of $3.00 of itemized deductions for each $100 of adjusted gross income over $124,500. For a married couple with adjusted gross income between $186,800 and $309,300 (single between $124,500 and $247,000), add 0.7% to the above Marginal Federal Tax Rate for each personal and dependency exemption. The taxable equivalent yield is the tax-exempt yield divided by: 100% minus the adjusted tax rate. For example, if the table tax rate is 37.1% and you are married with no dependents, the adjusted tax rate is 38.5% (37.1% + 0.7% + 0.7%). For a tax-exempt yield of 6%, the taxable equivalent yield is about 9.8% (6% / (100% - 38.5%)).


** Effective January 15, 1999, the shares of the Portfolios were divided into four classes of shares, of which the Service Shares is one. Shares of the Portfolios outstanding on such date were redesignated as the Service shares class of the Portfolios. The data set forth above reflects the investment performance of the Portfolios prior to such redesignation.




OFFICERS AND TRUSTEES

The officers and trustees of the Fund, their birthdates, their principal occupations and their affiliations, if any, with the Adviser and KDI, are listed below. All persons named as officers and trustees also serve in similar capacities for other funds advised by the Adviser. :

DAVID W. BELIN (6/20/28), Trustee, 2000 Financial Center, 7th and Walnut, Des Moines, Iowa; Member, Belin Lamson McCormick Zumbach Flynn, P.C. (attorneys).

LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L.  DUNAWAY  (3/8/37),  Trustee,  7515  Pelican  Bay  Boulevard,  Naples,
Florida; Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 800 North Lindbergh Boulevard, St. Louis, Missouri; Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director, Bethlehem Steel Corp.

DANIEL  PIERCE   (3/18/34),   Trustee*,   Two   International   Place,   Boston,
Massachusetts; Managing Director, Adviser.

WILLIAM P. SOMMERS (7/22/33), Trustee, 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm)(retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.

EDMOND D. VILLANI (3/4/47), Trustee*, 345 Park Avenue, New York, New York; President, Chief Executive Officer and Managing Director, Adviser.

MARK S. CASADY  (9/21/60),  President*,  345 Park  Avenue,  New York,  New York;
Managing  Director,  Adviser;  formerly,   Institutional  Sales  Manager  of  an
unaffiliated mutual fund distributor.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Assistant Secretary, Adviser.

THOMAS W. LITTAUER (4/26/55), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Adviser; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

ROBERT C. PECK, JR. (10/1/46), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

FRANK J. RACHWALSKI, JR. (3/26/45), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Adviser.


BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.


CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

MAUREEN  E. KANE  (2/14/62),  Assistant  Secretary*,  Two  International  Place,
Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

JOHN W. STUEBE (1/7/49), Vice President*(2), 222 South Riverside Plaza, Chicago, Illinois; Vice President, Adviser and KDI.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Adviser and KDI.

*    Interested persons as defined in the 1940 Act.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Fund's fiscal year ended April 30, 1998 and the total compensation that Kemper Managed Funds paid to each trustee during the calendar year 1997.

                                                           Aggregate                  Total Compensation Kemper Managed Funds
Name of Trustee                                     Compensation From Fund                      Paid to Trustees (2)
---------------                                     ----------------------                      --------------------
David W. Belin (1)                                          $4,100                                  $168,100
Lewis A. Burnham                                             3,500                                   117,800
Donald L. Dunaway (1)                                        4,700                                   162,700
Robert B. Hoffman                                            3,500                                   109,400
Donald R. Jones                                              3,700                                   114,200
Shirley D. Peterson                                          3,300                                   114,000
William P. Sommers                                           3,300                                   109,400


(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Fund. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees and interest accrued for the latest and all prior fiscal years are $17,200 for Mr. Belin and $15,600 for Mr. Dunaway from Cash Account Trust.

(2) Includes compensation for service on the Boards of 25 Kemper funds with 43 fund portfolios. Each trustee currently serves as trustee of 26 Kemper Funds with 48 fund portfolios. Total compensation does not reflect amounts paid by the Adviser to the trustees for meeting regarding the combination of Scudder, Stevens & Clark, Inc. and Zurich Kemper Investments, Inc. Such amounts totaled $21,900, $25,400, $21,900, $17,300, $20,800, $24,200 and
     $21,900 for Messrs. Belin, Burnham, Dunaway, Hoffman, Jones, Ms. Peterson and Mr. Sommers, respectively.


On December 15, 1998, the officers and trustees of the Fund, as a group, owned less than 1% of the then outstanding Shares of each Portfolio. No person owned of record 5% or more of the outstanding shares of any class of any Fund, except the persons indicated in the chart below:


Name and Address                   % Owned                      Portfolio
----------------                   -------                      ---------
Roney & Co                            15.79         Money Market
1 Griswold                            59.16         Government Securities
Detroit, MI  48226                    26.62         Tax-Exempt
May Financial Corp.                    6.04         Government Securities
8333 Douglas Ave.
Dallas, TX  75225

SPECIAL FEATURES

Exchange Privilege. Subject to the limitations described below, Class A Shares (or the equivalent) of the following Kemper Mutual Funds may be exchanged for each other at their relative net asset values: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value Plus Growth Fund, Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Securities Trust and Kemper Equity Trust ("Kemper Mutual Funds") and certain "Money Market Funds" (Zurich Money Funds, Zurich Yieldwise Money Fund, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust). Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. In addition, shares of a Kemper Mutual Fund in excess of $1,000,000 (except Zurich Yieldwise Money Fund and Kemper Cash Reserves Fund) acquired by exchange from another Fund may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. Series of Kemper Target Equity Fund will be available on exchange only during the Offering Period for such series as described in the prospectus for such series. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI with respect to such funds. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in expediting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from financial services firms or KDI. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulation, 60 days' prior written notice of any termination or material change will be provided.


Systematic  Withdrawal  Program.  An owner of  $5,000  or more of a  Portfolio's
Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Fund and may be terminated at any time by the shareholder or the Fund. Firms provide varying arrangements for their clients to redeem Fund Shares on a periodic basis. Such firms may independently establish minimums for such services.


Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish your account in any of the following types of retirement plans:

          o ndividual Retirement Accounts (IRAs) trusteed by Investors Fiduciary Trust Company ("IFTC"). This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

          o 403(b) Custodial Accounts also trusteed by IFTC. This type of plan is available to employees of most non-profit organizations.

          o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by IFTC describe the current fees payable to IFTC for its services as trustee. Investors should consult with their own tax advisers before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, the Fund has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Fund for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your Fund account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Fund. Shareholders should contact Kemper Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Fund.

SHAREHOLDER RIGHTS

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Adviser remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

           STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                        DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                      MONEY MARKET PORTFOLIO RETAIL SHARES
                      MONEY MARKET PORTFOLIO PREMIER SHARES
                   MONEY MARKET PORTFOLIO INSTITUTIONAL SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 15, 1999

                               CASH ACCOUNT TRUST
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-231-8568

This combined Statement of Additional Information contains information about the Retail Shares ("Retail Shares"), Premier Shares ("Premier Shares") and Institutional Shares ("Institutional Shares") (collectively, the "Shares") classes of the Money Market Portfolio (the "Portfolio") offered by Cash Account Trust (the "Fund"). Cash Account Trust is an open-end diversified management investment company. The Fund currently offers three investment portfolios, including the Money Market Portfolio. This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Fund dated January 15, 1999. The prospectus may be obtained without charge from the Fund.


                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS.....................................................2
INVESTMENT MANAGER AND SHAREHOLDER SERVICES.................................3
PORTFOLIO TRANSACTIONS......................................................6
PURCHASE AND REDEMPTION OF SHARES...........................................6
DIVIDENDS, NET ASSET VALUE AND TAXES........................................7
PERFORMANCE.................................................................8
OFFICERS AND TRUSTEES.......................................................9
SPECIAL FEATURES...........................................................11
SHAREHOLDER RIGHTS.........................................................13
APPENDIX --RATINGS OF INVESTMENTS..........................................15

INVESTMENT RESTRICTIONS

The Fund has adopted for the Portfolio certain investment restrictions which, together with the investment objective and policies of the Portfolio, cannot be changed for the Portfolio without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio.

The Shares of the Portfolio may not:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

     (2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

     (3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

     (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

     (6)  Write, purchase or sell puts, calls or combinations thereof.

     (7) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (8) Invest for the purpose of exercising control or management of another issuer.

     (9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (12) Issue senior securities as defined in the Investment Company Act of 1940.

     (13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio Retails freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment adviser, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Portfolio has no present intention of borrowing during the coming year as permitted for the Portfolio by investment restriction number 4. In any event, borrowings would only be made as permitted by such restrictions. The Portfolio may not, as a non-fundamental policy that may be changed without shareholder vote:

          (i)  Purchase  securities  of other  investment  companies,  except in
               connection  with  a  merger,  consolidation,   reorganization  or
               acquisition of assets.

INVESTMENT MANAGER AND SHAREHOLDER SERVICES

Investment Manager. Scudder Kemper Investments, Inc. (the "Adviser"), 345 Park Avenue, New York, New York, is the Fund's investment manager. The Adviser is approximately 70% owned by Zurich Financial Services, Inc., a newly formed global insurance and financial services company. Its officers and employees own the balance of the Adviser. Pursuant to an investment management agreement, the Adviser acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund pays the expenses of its operations, including the fees and expenses of its independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, costs of calculating net asset value and maintaining all accounting records thereto, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization. The Fund's expenses generally are allocated among the Portfolios on the basis of relative net assets at the time of allocation, except that expenses directly attributable to the Portfolio are charged to the Portfolio.

The investment management agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The investment management agreement continues in effect from year to year for the Portfolio subject thereto so long as its continuation is approved at least annually by (a) a majority vote of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, cast in person at a meeting called for such purpose, and
(b) the shareholders of the Shares of the Portfolio subject thereto or the Board of Trustees. If continuation is not approved for the Portfolio, the investment management agreement nevertheless may continue in effect for the Portfolio and the Adviser may continue to serve as investment manager for the Portfolio to the extent permitted by the Investment Company Act of 1940. The agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of the Portfolio subject thereto, and will terminate automatically upon assignment.

At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc. ("ZKI"), a former subsidiary of Zurich and the former investment manager to the Fund and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Adviser) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, the Fund's existing investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with the Adviser, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and will be submitted for shareholder approval at a special meeting currently scheduled to conclude in December 1998.

For the services and facilities furnished to the Portfolio, the Portfolio pays a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of the Portfolio, 0.20% of the next $500 million 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of the Portfolio over $3 billion. The Adviser has agreed to reimburse the Fund should all operating expenses of the Fund, including the investment management fees of the Adviser but excluding taxes, interest, distribution services fees, extraordinary expenses, brokerage commissions or transaction costs and any other properly excludable expenses, exceed the applicable state expense limitations. Currently, there are no state expense limitations in effect. The investment management fee is computed based on average daily net assets of all of the Portfolios and allocated based upon its net assets. Pursuant to the investment management agreement, Portfolios paid the Adviser fees of $1,888,000, $1,020,000 and $530,,000 respectively, for the fiscal year ended April 30, 1998; $975,000, $483,000 and $69,000, respectively, for the fiscal year ended April 30, 1997 and $677,000, $102,000 and $26,000, respectively, for the fiscal year ended April 30, 1996. The Adviser has agreed to waive temporarily its management fee and absorb certain operating expenses of the Portfolios to the extent described in the prospectus. See "Investment Manager and Shareholder Services" in the prospectus. If the fee waiver had not been in effect the Adviser would have received investment management fees from the Portfolios of $2,463,000, $1,301,000 and $630,000, respectively, for the fiscal year ended April 30, 1998, and $1,150,000, $744,000 and $212,000, respectively, for the fiscal year ended April 30, 1997 and $891,000, $386,000 and $153,000, respectively, for the fiscal year ended April 30, 1996. The Adviser waived or absorbed operating expenses for the Portfolios of $1,253,000, $281,000 and $100,000, respectively, for the year ended April 30, 1998; $175,000, $261,000 and $143,000, respectively, for the fiscal  year  ended  April  30,  1997;  and  $214,000,  $288,000  and  $139,000,
respectively, for the fiscal year ended April 30, 1996.

Certain officers or trustees of the Fund are also directors or officers of the Adviser as indicated under "Officers and Trustees."

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share of the Fund and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Distributor and Administrator. Pursuant to an underwriting and distribution agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI") serves as distributor and principal underwriter for the Fund to provide information and services for existing and potential shareholders. The distribution agreement provides that KDI shall appoint various firms to provide cash management services for their customers or clients through the Fund.

As principal underwriter for the Fund, KDI acts as agent of the Fund in the sale of its shares. KDI pays all its expenses under the distribution agreement including, without limitation, services fees to firms. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

KDI has related administration service agreement and selling group agreements ("services agreements") with various firms to provide cash management and other services for Fund shareholders. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Fund shares of client account balances, answering routine inquiries regarding the Fund, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. KDI also may provide some of the above services for the Fund. The firms are to provide such office space and equipment, telephone facilities and personnel as is necessary or appropriate for providing information and services to the firms' clients. KDI receives no compensation from the Fund as principal underwriter for the Shares and pays all expenses of distribution of the Shares not otherwise paid by dealers and other financial services firms.

The distribution agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The distribution agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by KDI upon 60 days' written notice. Termination of the distribution agreement by the Fund may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Fund as defined under the 1940 Act.

Administrative services are provided to the Portfolio under an administration services agreement ("administration agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administration agreement between KDI and the Portfolio, including the payment of service fees. Retail Shares and Premier Shares of the Portfolio each pay KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of the Portfolio. Institutional Shares of the Portfolio pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.15% of average daily net assets of the Portfolio.

KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in Shares of the Portfolio. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Portfolio, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% of the net assets in the Portfolios' accounts that it maintains and services, commencing with the month after investment. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Shares of the Portfolio. Firms to which service fees may be paid may include affiliates of KDI.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Shares of the Portfolio. Currently, the administrative services fee payable to KDI is based only upon Portfolio assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from the Shares of the Portfolio to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Shares of the Portfolio while this procedure is in effect will depend upon the proportion of Portfolio's assets that is in accounts for which a firm of record provides administrative services.

Custodian, Transfer Agent and Shareholder Service Agent. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of the Adviser, serves as "Shareholder Service Agent." IFTC receives from the Retail Shares and Premier Shares, as transfer agent, and pays to KSvC annual account fees of a maximum of $13 per account plus out-of-pocket expense reimbursement. IFTC receives, as transfer agent, and pays to KSvC annual account fees of a maximum of 0.03% of the Portfolio's Institutional Shares average daily net assets.

Independent Auditors and Reports to Shareholders. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel for the Fund.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of the Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. This may increase or decrease the yield of a Portfolio depending upon the Adviser's ability to correctly time and execute such transactions. Since a Portfolio's assets are invested in securities with short maturities, its portfolio will turn over several times a year. Securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, each Portfolio's portfolio turnover rate for reporting purposes should generally be zero.

The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities: the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of a Fund managed by the Adviser.

To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

The Board members for a Fund review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolio are sold at their net asset value next determined after an order and payment are received in the form described in the Fund's prospectus. For Retail Shares, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Premier Shares, the minimum initial investment is $25,000 and the minimum subsequent investment is $100. For Institutional Shares, the minimum initial investment is $250,000. Such minimum amounts may be changed at any time. The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Adviser and its affiliates. An investor wishing to open an account should use the Account Information Form available from the Fund or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will pay the redemption price in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees deems fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition could incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares of the Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder of record.

DIVIDENDS, NET ASSET VALUE AND TAXES

Dividends. Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in Shares of the Portfolio at the net asset value normally on the 21st day of each month if a business day, otherwise on the next business day. The Fund will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested without sales charge in shares of another Kemper Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other Kemper Mutual Funds. To use this privilege of investing Fund dividends in shares of another Kemper Mutual Fund, shareholders must maintain a minimum account value of $1,000 in Retail Shares, $25,000 in Premier Shares and $100,000 in Institutional Shares, and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

The Shares of the Portfolio calculates their dividends based on its daily net investment income. For this purpose, the net investment income of the Shares of the Portfolio consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Shares of the Portfolio. Expenses of the Fund are accrued each day. While the Shares of the Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of the Shares of the Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above.

Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which Investors Fiduciary Trust Company acts as trustee will be sent quarterly.

Net Asset Value. As described in the prospectus, the Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Shares of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Shares of the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Shares of the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Taxes. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund portfolio which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes.

The "Superfund Act of 1986" (the "Superfund Act") imposes a separate tax on corporations at a rate of 0.12 percent of the excess of such corporation's
"modified alternative minimum taxable income" over $2 million. A portion of tax-exempt interest may be includable in modified alternative minimum taxable income. Corporate shareholders are advised to consult their tax advisers with respect to the consequences of the Superfund Act.

PERFORMANCE

As reflected in the prospectus, the historical performance calculation for the Shares of the Portfolio may be shown in the form of "yield" and "effective yield." These various measures of performance are described below. The Adviser has agreed to absorb temporarily certain operating expenses of the Portfolio to the extent described in the prospectus. Without this expense absorption, the performance results noted herein would have been lower.

Each Shares' yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed for the Portfolio as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

Each Shares' effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)^365/7-1.

Each Shares' yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in the Shares of the Portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Shares is held, but also on such matters as Portfolio expenses.

Investors have an extensive choice of money market funds and money market deposit accounts and the information below may be useful to investors who wish to compare the past performance of the Shares with that of its competitors. Past performance cannot be a guarantee of future results.

As indicated in the prospectus (see "Performance"), the performance of each class of Shares may be compared to that of other mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. The Shares of the Portfolio's performance also may be compared to other money market funds as reported by IBC Financial Data, Inc. Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. As reported by IBC, all investment results represent total return (annualized results for the period net of management fees and expenses) and one-year investment results would be effective annual yields assuming reinvestment of dividends.

The performance of the Shares also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, interest bearing checking accounts and 6-month maturity certificates of deposit as reported in the BANK RATE
MONITOR National Index(TM) of 100 leading bank and thrift institutions as published by the BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408. The rates published by the BANK RATE MONITOR National Index(TM) are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large bank and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. With respect to money market deposit accounts and interest bearing checking accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited checkwriting while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution account deposits may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts share some liquidity features with money market mutual fund accounts but they may not offer all of the features available from a money market mutual fund, such as checkwriting. Bank passbook savings accounts normally offer a fixed rate of interest, while the yields of the Shares of the Portfolio fluctuate. Bank checking accounts normally do not pay interest but share some liquidity features with money market mutual fund accounts (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity normally will be subject to a penalty. In contrast, shares of the Portfolio are redeemable at the net asset value (normally $1.00 per share) next determined after a request is received, without charge.

Investors also may want to compare the performance of each class of Shares to that of U.S. Treasury bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of U.S. Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments generally will fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. Each Shares' yield will fluctuate. Also, while the Portfolio seek to maintain a net asset value per share of $1.00, there is no assurance that it will be able to do so.

OFFICERS AND TRUSTEES

The officers and trustees of the Fund, their birthdates, their principal occupations and their affiliations, if any, with the Adviser and KDI, are listed below. All persons named as officers and trustees also serve in similar capacities for other funds advised by the Adviser:

DAVID W. BELIN (6/20/28), Trustee, 2000 Financial Center, 7th and Walnut, Des Moines, Iowa; Member, Belin Lamson McCormick Zumbach Flynn, P.C. (attorneys).

LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L.  DUNAWAY  (3/8/37),  Trustee,  7515  Pelican  Bay  Boulevard,  Naples,
Florida; Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 800 North Lindbergh Boulevard, St. Louis, Missouri; Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director, Bethlehem Steel Corp.

DANIEL  PIERCE   (3/18/34),   Trustee*,   Two   International   Place,   Boston,
Massachusetts; Managing Director, Adviser.

WILLIAM P. SOMMERS (7/22/33), Trustee, 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm)(retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.

EDMOND D. VILLANI (3/4/47), Trustee*, 345 Park Avenue, New York, New York; President, Chief Executive Officer and Managing Director, Adviser.

MARK S. CASADY  (9/21/60),  President*,  345 Park  Avenue,  New York,  New York;
Managing  Director,  Adviser;  formerly,   Institutional  Sales  Manager  of  an
unaffiliated mutual fund distributor.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Assistant Secretary, Adviser.

THOMAS W. LITTAUER (4/26/55), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Adviser; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

ROBERT C. PECK, JR. (10/1/46), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

FRANK J. RACHWALSKI, JR. (3/26/45), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

MAUREEN  E. KANE  (2/14/62),  Assistant  Secretary*,  Two  International  Place,
Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

JOHN W. STUEBE (1/7/49), Vice President*(2), 222 South Riverside Plaza, Chicago, Illinois; Vice President, Adviser and KDI.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Adviser and KDI.

*    Interested persons as defined in the 1940 Act.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Fund's fiscal year ended April 30, 1998 and the total compensation that Kemper Managed Funds paid to each trustee during the calendar year 1997.

                                         Aggregate                  Total Compensation Kemper Managed Funds
Name of Trustee                   Compensation From Fund                      Paid to Trustees (2)
---------------                   ----------------------                      --------------------
David W. Belin (1)                        $4,100                                  $168,100
Lewis A. Burnham                           3,500                                   117,800
Donald L. Dunaway (1)                      4,700                                   162,700
Robert B. Hoffman                          3,500                                   109,400
Donald R. Jones                            3,700                                   114,200
Shirley D. Peterson                        3,300                                   114,000
William P. Sommers                         3,300                                   109,400

(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Fund. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees and interest accrued for the latest and all prior fiscal years are $17,200 for Mr. Belin and $15,600 for Mr. Dunaway from Cash Account Trust.

(2) Includes compensation for service on the Boards of 25 Kemper funds with 43 fund portfolios. Each trustee currently serves as trustee of 26 Kemper Funds with 48 fund portfolios. Total compensation does not reflect amounts paid by the Adviser to the trustees for meeting regarding the combination of Scudder, Stevens & Clark, Inc. and Zurich Kemper Investments, Inc. Such amounts totaled $21,900, $25,400, $21,900, $17,300, $20,800, $24,200 and
     $21,900 for Messrs. Belin, Burnham, Dunaway, Hoffman, Jones, Ms. Peterson and Mr. Sommers, respectively.

On December 15, 1998, the officers and trustees of the Fund, as a group, owned less than 1% of the then outstanding Shares of the Portfolio. No person owned of record 5% or more of the outstanding Shares of the Portfolio.

SPECIAL FEATURES

Exchange Privilege. Subject to the limitations described below, Class A Shares (or the equivalent) of the following Kemper Mutual Funds may be exchanged for each other at their relative net asset values: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation

Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Retails Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value Plus Growth Fund, Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Securities Trust and Kemper Equity Trust ("Kemper Mutual Funds") and certain "Money Market Funds" (Zurich Money Funds, Zurich Yieldwise Money Fund, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust). Shares of Money Market Funds and Kemper Cash Retails Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. In addition, shares of a Kemper Mutual Fund in excess of $1,000,000 (except Zurich Yieldwise Money Fund and Kemper Cash Retails Fund) acquired by exchange from another Fund may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. Series of Kemper Target Equity Fund will be available on exchange only during the Offering Period for such series as described in the prospectus for such series. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI with respect to such funds. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in expediting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from financial services firms or KDI. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulation, 60 days' prior written notice of any termination or material change will be provided.

Systematic Withdrawal Program. An owner of $5,000 or more of the Portfolio's Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Fund and may be terminated at any time by the shareholder or the Fund. Firms provide varying arrangements for their clients to redeem Fund shares on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish your account in any of the following types of retirement plans:

     o Individual Retirement Accounts (IRAs) trusteed by Investors Fiduciary Trust Company ("IFTC"). This includes Simplified Employee Pension Plan
          (SEP) IRA accounts and prototype documents.

     o 403(b) Custodial Accounts also trusteed by IFTC. This type of plan is available to employees of most non-profit organizations.

     o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by IFTC describe the current fees payable to IFTC for its services as trustee. Investors should consult with their own tax advisers before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, the Fund has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Fund for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your Fund account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Fund. Shareholders should contact Kemper Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Fund.

SHAREHOLDER RIGHTS

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund (or Portfolio or Shares) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Adviser remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

           STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                        DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST
                                     PART C.
                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

         (a)      Financial Statements

                  (i) Financial Statements and Financial Highlights included in the Annual Report, for Money Market, Government Securities and Tax-Exempt Portfolios for the fiscal year ended April 30, 1998, are incorporated herein by reference to the fund's Statement of Additional Information and were filed on June 25, 1998 for Cash Account Trust (No. 811-05970) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.

                  (ii) Financial Statements and Financial Highlights included in the Annual Report, for Money Market, Government Securities and Tax-Exempt Portfolios for the fiscal year ended April 30, 1998, are incorporated herein by reference to the fund's Statement of Additional Information and were filed on June 25, 1998 for Cash Account Trust (No. 811-05970) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.

         Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.

         (b)      Exhibits

99.b1.                     Amended and Restated Agreement and Declaration of Trust.(1)
99.b2.                     By-Laws.(1)
99.b3.                     Inapplicable.
99.b4.                     Text of Share Certificate.(1)
99.b5.                     Investment Management Agreement.
99.b6.(a)                  Administration, Shareholder Services and Distribution Agreement: to be filed by amendment
99.b6.(b)                  Administration Services and Selling Group Agreement.(1)
99.b6(c)                   Underwriting and Distribution Services Agreement: to be filed by amendment
99.b7.                     Inapplicable.
99.b8.                     Custody Agreement.(1)
99.b9.(a)                  Agency Agreement.(1)
99.b9.(b)                  Supplement to Agency Agreement.(2)
99.b9.(c)                  Fund Accounting Agreements.(3)
99.b10.                    Inapplicable.
99.b11.                    Report and Consent of Independent Auditors: to be filed by amendment
99.b12.                    Inapplicable.
99.b13.                    Inapplicable.
99.b14.                    Inapplicable.
99.b15.                    Amended and Restated 12b-1 Plans.
99.b16.                    Performance Calculations.(1)
99.b18.                    Multi-Distribution System Plan: to be filed by amendment
99.b24.                    Powers of Attorney.(3)
27.                        Financial Data Schedule: to be filed by amendment

(1) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Registrant on Form N-1A filed on or about July 28, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement of Registrant on Form N-1A filed on or about July 26, 1996.

                                 Part C - Page 1

(3) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Registrant on Form N-1A filed on or about August 28, 1998.

Item 25.  Persons Controlled by or Under Common Control with Registrant

         Not applicable.

Item 26.  Number of Holders of Securities

         As of November 10, 1998, there were 29,207, 4,959 and 9,270 holders of record of the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio, respectively.

Item 27.  Indemnification

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 28.  Business or Other Connections of Investment Adviser

         Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 28.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**

                                 Part C - Page 2

                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Director, Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Cornelia M. Small          Director , Scudder Kemper Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA


                                 Part C - Page 3

         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 29.  Principal Underwriters.

         (a)

         Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                               (2)                                     (3)

                                           Position and Offices with               Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President                               None

         Thomas W. Littauer                Director, Chief Executive Officer       Vice President

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President
                                           Officer & Vice President

         James J. McGovern                 Chief Financial Officer & Vice          None
                                           President

         Linda J. Wondrack                 Vice President & Chief Compliance       None
                                           Officer

         Paula Gaccione                    Vice President                          None

         Michael E. Harrington             Vice President                          None

         Robert A. Rudell                  Vice President                          None

         William M. Thomas                 Vice President                          None

         Elizabeth C. Werth                Vice President                          Assistant Secretary

         Todd N. Gierke                    Assistant Treasurer                     None



                                   Part C - Page 4

                                           Position and Offices with               Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         Philip J. Collora                 Assistant Secretary                     Vice President and
                                                                                   Secretary

         Paul J. Elmlinger                 Assistant Secretary                     None

         Diane E. Ratekin                  Assistant Secretary                     None

         Daniel Pierce                     Director, Chairman                      Trustee

         Mark S. Casady                    Director, Vice Chairman                 President

         Stephen R. Beckwith               Director                                None

         (c)  Not applicable

Item 30.  Location of Accounts and Records

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or, in the case of records concerning transfer agency functions, at the offices of IFTC and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 31.  Management Services

         Not applicable.

Item 32.  Undertakings

         (a)      Not applicable.

         (b)      Not applicable.

         (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                                   Part C - 5

                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago and State of Illinois, on the 13th day of November, 1998.

                                                      CASH ACCOUNT TRUST

                                                   By /s/ Mark S. Casady
                                                      --------------------------
                                                      Mark S. Casady, President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on November 13, 1998 on behalf of the following persons in the capacities indicated.

SIGNATURE                           TITLE
---------                           -----

/s/ Mark S. Casady                  President
-------------------------------
Mark S. Casady

/s/ Daniel Pierce*                  Chairman and Trustee
-------------------------------
Daniel Pierce

/s/ David W. Belin*                 Trustee
-------------------------------
David W. Belin

/s/ Lewis A. Burnham*               Trustee
-------------------------------
Lewis A. Burnham

/s/ Donald L. Dunaway*              Trustee
-------------------------------
Donald L. Dunaway

/s/ Robert B. Hoffman               Trustee
-------------------------------
Robert B. Hoffman

/s/ Donald R. Jones*                Trustee
-------------------------------
Donald R. Jones

/s/ Shirley D. Peterson*            Trustee
-------------------------------
Shirley D. Peterson

/s/ William P. Sommers*             Trustee
-------------------------------
William P. Sommers

/s/ Edmond D. Villani*              Trustee
-------------------------------
Edmond D. Villani

/s/ John R. Hebble                  Treasurer (Principal Financial
-------------------------------     and Accounting Officer)
John R. Hebble

*Philip J. Collora signs this document pursuant to powers of attorney filed herewith.

/s/Philip J. Collora
------------------------------------
Philip J. Collora

                                INDEX TO EXHIBITS

Exhibits

99.b1.                   Amended and Restated Agreement and Declaration of Trust.(1)
99.b2.                   By-Laws.(1)
99.b3.                   Inapplicable.
99.b4.                   Text of Share Certificate.(1)
99.b5.                   Investment Management Agreement.
99.b6.(a)                Administration, Shareholder Services and Distribution Agreement: to be filed by amendment
99.b6.(b)                Form of Administration Services and Selling Group Agreement.(1)
99.b6(c)                 Underwriting and Distribution Services Agreement: to be filed by amendment
99.b7.                   Inapplicable.
99.b8.                   Custody Agreement.(1)
99.b9.(a)                Agency Agreement.(1)
99.b9.(b)                Supplement to Agency Agreement.(2)
99.b9.(c)                Fund Accounting Agreements.(3)
99.b10.                  Inapplicable.
99.b11.                  Report and Consent of Independent Auditors: to be filed by amendment
99.b12.                  Inapplicable.
99.b13.                  Inapplicable.
99.b14.                  Inapplicable.
99.b15.                  Amended and Restated Rule 12b-1 Plans.
99.b16.                  Performance Calculations.(1)
99.b18.                  Multi-Distribution System Plan: to be filed by amendment
99.b24.                  Powers of Attorney.(3)
27.                      Financial Data Schedule: to be filed by amendment

(1) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Registrant on Form N-1A filed on or about July 28, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement of Registrant on Form N-1A filed on or about July 26, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Registrant on Form N-1A filed on or about August 28, 1998.